                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CANANDAIGUA WINE COMPANY, INC.
               (Name of Registrant as Specified in Its Charter)

    -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies: ________

  (2) Aggregate number of securities to which transaction applies: ___________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _________________

  (4) Proposed maximum aggregate value of transaction: _______________________

  (5) Total fee paid: ________________________________________________________

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid: ________________________________________________

  (2) Form, Schedule or Registration Statement No.: __________________________

  (3) Filing Party: __________________________________________________________

  (4) Date Filed: ____________________________________________________________

                                                       June 26, 1997

  To Our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders of Canandaigua Wine Company, Inc. at Chase Tower, One Chase Square, Rochester, New York, on Tuesday, July 22, 1997 at 11:00 a.m.

    The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. The Company's 1997 Annual Report, which is contained in this package, sets forth important business and financial information concerning the Company.

    We hope you are able to attend this year's Annual Meeting.

                                            Very truly yours,

                                            MARVIN SANDS
                                            Chairman of the Board

                                            RICHARD SANDS
                                            President and Chief Executive
                                            Officer

                        CANANDAIGUA WINE COMPANY, INC.
                              116 BUFFALO STREET
                          CANANDAIGUA, NEW YORK 14424

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 22, 1997

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CANANDAIGUA WINE COMPANY, INC. will be held at Chase Tower, One Chase Square, Rochester, New York, on Tuesday, July 22, 1997 at 11:00 a.m. for the following purposes more fully described in the accompanying Proxy Statement:

  1. To elect directors of the Company (Proposal No. 1).

  2. To consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company to Canandaigua Brands, Inc. (Proposal No. 2).

  3. To consider and act upon a proposal to approve the amendment and restatement of the Stock Option and Stock Appreciation Right Plan as the Long-Term Stock Incentive Plan (Proposal No. 3).

  4. To consider and act upon a proposal to approve the Incentive Stock Option Plan (Proposal No. 4).

  5. To consider and act upon a proposal to approve the Annual Management Incentive Plan (Proposal No. 5).

  6. To consider and act upon a proposal to ratify the selection of Arthur Andersen LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending February 28, 1998 (Proposal No. 6).

  7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on June 2, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

  A Proxy Statement and Proxy are enclosed.

  WE HOPE YOU WILL ATTEND THIS MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          ROBERT SANDS, Secretary

Dated at Canandaigua, New York

June 26, 1997

                        CANANDAIGUA WINE COMPANY, INC.
                              116 BUFFALO STREET
                          CANANDAIGUA, NEW YORK 14424

                           DATED JUNE 26, 1997

                               ----------------
                                PROXY STATEMENT
                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                (JULY 22, 1997)

  This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of CANANDAIGUA WINE COMPANY, INC. (the "Company"). The proxies are for use at the 1997 Annual Meeting of Stockholders of the Company and at any adjournments thereof (the "Meeting"). The Meeting will be held on Tuesday, July 22, 1997 at 11:00 a.m. at Chase Tower, One Chase Square, Rochester, New York.

  The proxy, if properly executed and delivered to the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked. You may revoke the proxy by delivering to the Secretary prior to the Meeting a written revocation or a duly executed proxy bearing a later date. You may also revoke the proxy in person at the Meeting.

  Your proxy will vote FOR the election of the director nominees named herein (Proposal No. 1) unless you specifically withhold authority to vote for one or more of the director nominees. Further, unless you indicate otherwise, your proxy will be voted FOR the proposal to change the name of the Company to Canandaigua Brands, Inc. (Proposal No. 2), FOR the proposal to approve the amendments to the Company's existing Stock Option and Stock Appreciation Right Plan (the "Original Stock Plan") and to restate the Original Stock Plan as the Long-Term Stock Incentive Plan (as amended and restated, the "Long-Term Stock Plan") and the proposals to approve the two new incentive compensation plans (Proposal Nos. 3, 4 and 5), and FOR the ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending February 28, 1998 (Proposal No. 6).

  The outstanding capital stock of the Company consists of Class A Common Stock and Class B Common Stock. The enclosed proxy has been designed so that it can be used by stockholders owning Class A Common Stock or Class B Common Stock or both Class A Common Stock and Class B Common Stock.

  The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies in person or by telephone or facsimile. The Company has requested persons holding stock for others in their names or in the names of nominees to forward these materials to the beneficial owners of such shares. If requested, the Company will reimburse such persons for their reasonable expenses in forwarding these materials.

  This Proxy Statement and accompanying proxy are being first mailed to stockholders on or about June 27, 1997.

                               VOTING SECURITIES

  The total outstanding capital stock of the Company as of June 2, 1997, consisted of 15,212,378 shares of Class A Common Stock, par value $.01 per share (the "Class A Stock"), and 3,330,458 shares of Class B Common Stock, par value $.01 per share (the "Class B Stock"). Each share of Class B Stock is convertible into one share of Class A Stock at any time at the option of the holder.

  Only holders of record of Class A Stock and Class B Stock on the books of the Company at the close of business on June 2, 1997, the record date for eligibility to vote at the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Subject to certain contrary provisions of Delaware law, the holders of the Class A Stock and the holders of the Class B Stock vote together as a single class on all matters other than the election of directors. Each holder of Class A Stock is entitled to one (1) vote for each share of Class A Stock registered in his or her name, and each holder of Class B Stock is entitled to ten (10) votes for each share of Class B Stock registered in his or her name.

  The holders of a majority of the outstanding aggregate voting power of the Class A Stock and the Class B Stock present at the Meeting, in person or by proxy, will constitute a quorum. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum. Proxies relating to shares held in nominee names by brokers which may be voted with respect to some, but not all, matters without instruction from the beneficial owner ("broker non-votes") are counted as shares present for determining a quorum.

  Under Delaware law and the Company's Restated Certificate of Incorporation and By-laws, directors are elected by a plurality of the votes cast (the highest number of votes cast) by the holders of the shares entitled to vote and actually voting, in person or by proxy. Pursuant to the Company's Restated Certificate of Incorporation, the holders of the Class A Stock, voting as a separate class, are entitled to elect one-fourth of the number of directors to be elected at the Meeting (rounded up to the next number if the total number of directors to be elected is not evenly divisible by four). The holders of the Class B Stock, voting as a separate class, are entitled to elect the remaining number of directors to be elected at the Meeting. At the Meeting, the holders of Class A Stock will be entitled to elect two directors and the holders of Class B Stock will be entitled to elect four directors. Because the directors are elected by a plurality of the votes cast in each election, votes that are withheld will not be counted and will therefore not affect the outcome of the elections.

  The adoption of the proposal to change the Company's name to Canandaigua Brands, Inc. (Proposal No. 2) requires the affirmative vote of the holders of a majority of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon, voting together as a single class, provided that the holders of Class A Stock will have one (1) vote per share and the holders of Class B Stock will have ten (10) votes per share. Abstentions and broker non-votes, if applicable, will therefore have the effect of negative votes.

  The approval of amendments to and a restatement of the Original Stock Plan and the approval of the two new incentive compensation plans (Proposal Nos. 3, 4 and 5), and the ratification of the selection of Arthur Andersen LLP as the Company's independent auditors (Proposal No. 6), each requires a majority vote of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon, present in person or by proxy, voting together as a single class, provided that the holders of Class A Stock will have one (1) vote per share and the holders of Class B Stock will have ten (10) votes per share. Abstentions will therefore have the effect of negative votes. However, because broker non-votes are not considered entitled to vote, they will not affect the outcome of the votes.

                             BENEFICIAL OWNERSHIP

  The following tables and notes set forth as of June 2, 1997 or such other date specifically noted (i) the persons known to the Company to beneficially own more than 5% of the Class A Stock or Class B Stock, (ii) the number of shares beneficially owned by them, and (iii) the percent of such class so owned, rounded to the nearest one-tenth of one percent. This information is based on information furnished to the Company by or on behalf of each person concerned. Unless otherwise noted, the percentages of ownership were calculated on the basis of 15,212,378 shares of Class A Stock and 3,330,458 shares of Class B Stock outstanding as of the close of business on June 2, 1997.

                                 CLASS A STOCK

                                          AMOUNT AND NATURE
                                     OF BENEFICIAL OWNERSHIP(1)
                              -----------------------------------------
                                                                        PERCENT
NAME AND ADDRESS OF            SOLE POWER TO  SHARED POWER TO              OF
BENEFICIAL OWNER              VOTE OR DISPOSE VOTE OR DISPOSE   TOTAL   CLASS(1)
-------------------           --------------- --------------- --------- --------
Marilyn Sands................     788,875(2)             0      788,875   5.2%
 116 Buffalo Street
 Canandaigua, NY 14424
Richard Sands................     320,667          356,467(3)   677,134   4.5%
 116 Buffalo Street
 Canandaigua, NY 14424
Robert Sands.................     326,799(4)       356,467(4)   683,266   4.5%
 116 Buffalo Street
 Canandaigua, NY 14424
CWC Partnership-I............           0          356,467(5)   356,467   2.3%
 116 Buffalo Street
 Canandaigua, NY 14424
Stockholders Group...........           0        1,030,334    1,030,334   6.8%
 Pursuant to Section 13(d)(3)
 of the Securities Exchange
 Act of 1934, as amended(6)
Wellington Management
Company, LLP.................           0                 (7)   980,070   6.4%
 75 State Street
 Boston, MA 02109

                                 CLASS B STOCK

                                          AMOUNT AND NATURE
                                     OF BENEFICIAL OWNERSHIP(1)
                              -----------------------------------------
                                                                        PERCENT
NAME AND ADDRESS OF            SOLE POWER TO  SHARED POWER TO              OF
BENEFICIAL OWNER              VOTE OR DISPOSE VOTE OR DISPOSE   TOTAL   CLASS(1)
-------------------           --------------- --------------- --------- --------
Marilyn Sands................     146,250(2)             0      146,250    4.4%
 116 Buffalo Street
 Canandaigua, NY 14424
Richard Sands................     691,279        1,207,941(3) 1,899,220   57.0%
 116 Buffalo Street
 Canandaigua, NY 14424
Robert Sands.................     691,051        1,207,941(4) 1,898,992   57.0%
 116 Buffalo Street
 Canandaigua, NY 14424
CWC Partnership-I............           0          678,964(5)   678,964   20.4%
 116 Buffalo Street
 Canandaigua, NY 14424
Trust for the benefit of the
Grandchildren of
Marvin and Marilyn Sands ....           0          506,250(8)   506,250   15.2%
 116 Buffalo Street
 Canandaigua, NY 14424
Stockholders Group...........           0        2,692,121    2,692,121   80.8%
 Pursuant to Section 13(d)(3)
 of the Securities Exchange
 Act of 1934, as amended(6)

--------
(1) The number of shares and the percentage of ownership set forth in the Class A Stock table does not include the shares of Class A Stock issuable pursuant to the conversion feature of the Class B Stock beneficially owned by each person. The number of shares and percentage of ownership assuming conversion of Class B Stock into Class A Stock are contained in the footnotes. For purposes of calculating the percentage of ownership of Class A Stock in the footnotes, additional shares of Class A Stock equal to the number of Shares of Class B Stock owned by each person are assumed to be outstanding pursuant to Rule 13-3(d)(1) under the Securities
    Exchange Act. Where the footnotes reflect shares of Class A Stock as being included, such shares are included only in the Class A Stock table. Where the footnotes reflect shares of Class B Stock as being included, such shares are included in only the Class B Stock table.
(2) With respect to 787,501 shares of the 788,875 shares of Class A Stock, Marilyn Sands is the beneficial owner of a life estate which includes the right to receive income from and the power to vote and dispose of such shares. The remainder interest in such shares is held by Richard Sands, Robert Sands and CWC Partnership-II, a New York general partnership ("CWCP-II"). The amounts reflected do not include 26,401 shares of Class A Stock and 101,850 shares of Class B Stock owned by Marilyn Sands' husband, Marvin Sands, with respect to which she disclaims beneficial ownership.
    The amounts reflected include 67,500 and 74,250 shares of Class B Stock owned by Ms. Sands in her capacity as trustee under Irrevocable Declarations of Trust Nos. 3 and 4. Assuming the conversion of Class B Stock beneficially owned by Ms. Sands into Class A Stock, Ms. Sands would beneficially own 935,125 shares of Class A Stock, representing 6.1% of the outstanding Class A Stock after such conversion.
(3) The amounts reflected include 308,951 shares of Class A Stock and 678,964 shares of Class B Stock owned by CWC Partnership-I, a New York general partnership ("CWCP-I"), of which Richard Sands is a managing partner, 47,516 shares of Class A Stock owned by MLR&R, a New York general partnership ("MLR&R"), of which Mr. Sands is a general partner, 22,727 shares of Class B Stock owned by CWCP-II, of which Mr. Sands is a trustee of the managing partner, and 506,250 shares of Class B Stock owned by the trust described in footnote (8) below. Mr. Sands disclaims beneficial ownership of such shares except to the extent of his ownership interest in CWCP-I and MLR&R. The amounts relected do not include 1,787 shares of Class A Stock owned by Mr. Sands' wife, the remainder interest Mr. Sands has in 262,501 of the 787,501 shares of Class A Stock subject to the life estate held by Marilyn Sands or the remainder interest of CWCP-II in 265,151 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 2,576,354 shares of Class A Stock, representing 15.1% of the outstanding Class A Stock after such conversion.
(4) The amounts reflected include 308,951 shares of Class A Stock and 678,964 shares of Class B Stock owned by CWCP-I, of which Robert Sands is a managing partner, 47,516 shares of Class A Stock owned by MLR&R, of which Mr. Sands is a general partner, 22,727 shares of Class B Stock owned by CWCP-II, of which Mr. Sands is a trustee of the managing partner, and 506,250 shares of Class B Stock owned by the trust described in footnote
    (8) below. Mr. Sands disclaims beneficial ownership of such shares except to the extent of his ownership interest in CWCP-I and MLR&R. The amounts reflected include 5,000 shares of Class A Stock issuable upon the exercise of options which Mr. Sands may exercise commencing on July 1, 1997. The amounts reflected do not include 22,406 shares of Class A Stock owned by Mr. Sands' wife, individually and as custodian for their minor children, the remainder interest Mr. Sands has in 259,849 of the 787,501 shares of Class A Stock subject to the life estate held by Marilyn Sands or the remainder interest of CWCP-II in 265,151 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 2,582,258 shares of Class A Stock, representing 15.1% of the outstanding Class A Stock after such conversion.
(5) The shares owned by CWCP-I are included in the number of shares beneficially owned by Richard Sands and Robert Sands, the managing partners of CWCP-I, and the group described in footnote (6) below. The other partners of CWCP-I are the estate of Laurie Sands and trusts for the benefit of Ms. Sands' children, Abigail and Zachary Stern. Upon final settlement of Laurie Sands' estate or earlier distribution, the partnership interests owned by the estate of Laurie Sands will be distributed in accordance with Ms. Sands' will to a marital trust for the benefit of Ms. Sands' husband, Andrew Stern, M.D. Assuming the conversion of Class B Stock beneficially owned by CWCP-I into Class A Stock, CWCP-I would beneficially own 1,035,431 shares of Class A Stock, representing 6.5% of the outstanding Class A Stock after such conversion.

(6) The group as reported consists of Marvin Sands (the husband of Marilyn Sands and the father of Richard and Robert Sands), Richard Sands, Robert Sands, CWCP-I, CWCP-II, and the trust described in footnote (8) (collectively, the "Group"). The basis for the Group consists of: (i) a Stockholders Agreement among Richard Sands, Robert Sands and CWCP-I and
    (ii) the fact that the familial relationship between Marvin Sands, Richard Sands and Robert Sands, their actions in working together in the conduct of the business of the Company and their capacity as partners and trustees of the other members of the Group may be deemed to constitute an agreement to "act in concert" with respect to the Company's shares. The members of the Group disclaim that an agreement to act in concert exists. Except with respect to the shares subject to the Stockholders Agreement, the shares owned by CWCP-I and CWCP-II and the shares held by the trust described in footnote (8) below, no member of the Group is required to consult with any other member of the Group with respect to the voting or disposition of any shares of the Company. Assuming the conversion of Class B Stock beneficially owned by the Group into Class A Stock, the Group would beneficially own 3,722,455 shares of Class A Stock, representing 20.8% of the outstanding Class A Stock after such conversion.

(7) The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by Wellington Management Company, LLP ("WMC") in its Schedule 13G (Amendment No. 3) dated January 24, 1997, filed with the Securities and Exchange Commission. The percentage of ownership reflected in the table is calculated on the basis of 15,212,378 shares of Class A Stock outstanding on June 2, 1997. In its Schedule 13G (Amendment No. 3), WMC reports that, in its capacity as investment advisor, it may be deemed the beneficial owner of 980,070 shares of Class A Stock of the Company which are owned by a variety of investment advisory clients of WMC, which clients are entitled to receive dividends and the proceeds from the sale of such shares. Further, WMC reports that no such client is known to have such interest with respect to more than five percent (5%) of the Class A Stock. WMC also reports that Wellington Trust Company, N.A. (BK) is the subsidiary of WMC which acquired the Class A Stock reported on by WMC. The Schedule 13G (Amendment No. 3) indicates that of the number of shares beneficially owned by WMC, WMC has shared voting power with respect to 552,020 shares and shared dispositive power with respect to 980,070 shares. WMC reported no sole voting or sole dispositive power with respect to the Class A Stock beneficially owned. For further information pertaining to WMC, reference should be made to WMC's Schedule 13G and Amendment Nos. 1, 2 and 3 thereto filed with the Securities and Exchange Commission. With respect to the information contained herein pertaining to shares of Class A Stock beneficially owned by WMC, the Company has relied solely on the information reported in WMC's Schedule 13G (Amendment No. 3) and has not independently verified WMC's beneficial ownership as of June 2, 1997.

(8) The trust was created by Marvin Sands under the terms of an Irrevocable Trust Agreement dated November 18, 1987 (the "Trust"). The Trust is for the benefit of the present and future grandchildren of Marvin and Marilyn Sands. The Co-Trustees of the Trust are Richard Sands and Robert Sands. Unanimity of the Co-Trustees is required with respect to voting and disposing of the Class B Stock owned by the Trust. The shares owned by the Trust are included in the number of shares beneficially owned by Richard Sands, Robert Sands and the Group. Assuming the conversion of Class B Stock beneficially owned by the Trust into Class A Stock, the Trust would beneficially own 506,250 shares of Class A Stock, representing 3.2% of the outstanding Class A Stock after such conversion.

                            EXECUTIVE COMPENSATION

SUMMARY INFORMATION

  The following table summarizes the annual and long-term compensation paid to the Company's Chief Executive Officer and the other four most highly compensated executive officers (the "Named Executives"). The table is designed to provide stockholders with a concise, comprehensive view of the Company's executive compensation. It therefore includes all aspects of compensation for services rendered to the Company during the fiscal year ended February 28, 1997, the transition period from September 1, 1995 to February 29, 1996 (see footnote (2) below), and the fiscal years ended August 31, 1995 and 1994.

  None of the Named Executives received any individual perquisites or other personal benefits exceeding the lesser of $50,000 or 10% of the total salary and bonus reported for such executive officer, any restricted stock awards or any pay-outs under long-term incentive plans during the periods covered by the Summary Compensation Table.

                          SUMMARY COMPENSATION TABLE

                                                                      LONG TERM
                                                                     COMPENSATION
                                        ANNUAL COMPENSATION             AWARDS
                                 ---------------------------------- --------------
                                                                      SECURITIES
  NAME AND                                               OTHER        UNDERLYING
 PRINCIPAL                                              ANNUAL         OPTIONS/         ALL OTHER
  POSITION               YEAR    SALARY(3)  BONUS   COMPENSATION(4)    SARS(5)       COMPENSATION(6)
 ---------               ----    --------- -------- --------------- --------------   ---------------
Richard Sands........... 1997    $439,112  $148,200     $  304       90,000 sh. (7)      $19,217
 President and Chief     1996(2)  205,192    92,337                             (7)       19,687
 Executive               1995     387,750   148,314                                       22,456
 Officer(1)              1994     371,635   241,784                                       31,001

Marvin Sands............ 1997    $447,239  $150,943                                      $45,585
 Chairman of the         1996(2)  212,971    95,837                                       41,368
 Board(1)                1995     415,531   158,941                                       44,358
                         1994     401,196   260,987                                       41,203

Ellis Goodman........... 1997    $412,000  $329,600                  85,000 sh. (8)      $40,893
 Chief Executive         1996(2)  200,000   160,000                                       31,902
 Officer, Barton         1995     385,200   308,150                                       39,509
 Incorporated            1994     363,283   214,200                                       47,452

Robert Sands............ 1997    $426,528  $143,953     $  190       85,000 sh. (9)      $17,490
 Executive Vice          1996(2)  203,109    91,399                             (9)       21,210
 President,              1995     389,546   149,001                             (9)       22,130
 General Counsel and     1994     322,356   209,692                                       30,643
 Secretary

Daniel Barnett.......... 1997    $315,412  $ 94,671     $6,045       54,500 sh. (10)     $43,800
 Sr. Vice President and  1996(2)   90,012    40,505                             (10)       1,321
 President of the wine
 division(10)

--------
 (1) On October 28, 1993, Richard Sands succeeded Marvin Sands as the Company's Chief Executive Officer. Marvin Sands continues to serve as Chairman of the Board of Directors.

 (2) During January 1996, the Board of Directors of the Company changed the Company's fiscal year-end from August 31 to the last day of February. This change in fiscal year caused the Company to have a transition period from September 1, 1995 through February 29, 1996 (the "Transition Period"). Therefore, the information provided for 1996 includes compensation paid during the period from September 1, 1995 through February 29, 1996.

 (3) Amounts shown include cash compensation earned and received by the Named Executives as well as amounts earned but deferred.

 (4) Amounts shown are for payments to offset tax liabilities incurred by the Named Executives.

 (5) The securities consist of shares of Class A Stock underlying stock options. See the tables below entitled "Option/SAR Grants in Last Fiscal Year" and "Ten-Year Option/SAR Repricings" for additional information.

 (6) Amounts reported for 1997 consist of:
     Company contributions under the Company's Retirement Savings Plan (a plan established under Section 401(k) of the Internal Revenue Code): Richard Sands $2,182; Marvin Sands $2,310; Robert Sands $757; and Daniel Barnett $2,462.

     Company contributions to the Canandaigua Wine Company, Inc. Profit Sharing Retirement Plan: Richard Sands $16,226; Marvin Sands $16,226; and Robert Sands $16,226.

     Company contributions to the Barton Incorporated Employees' Profit Sharing and 401(k) Plan: Ellis Goodman $18,750.

     Imputed income from Company group term life insurance coverage: Marvin Sands $11,371; and Ellis Goodman $2,460.

     Company premium payments for executive life insurance coverage: Richard Sands $809; Robert Sands $507; and Daniel Barnett $926.

     Benefit from personal use of Company-owned automobile for Marvin Sands of $15,678.

     Reimbursement of club memberships as required under Ellis Goodman's employment agreement with Barton Incorporated of $18,074.

     Economic benefit of Company payment of premium on whole life (split-dollar) life insurance for Ellis Goodman: $1,609.

     Relocation costs reimbursed to Daniel Barnett of $40,412, in addition to amounts received by Mr. Barnett under the Company's relocation plan available to salaried employees generally.

 (7) Richards Sands was granted an option to purchase 70,000 shares of Class A Stock during the Transition Period which was repriced during fiscal year 1997. An option to purchase an additional 20,000 shares was granted in fiscal year 1997.

 (8) Ellis Goodman was granted an option to purchase 50,000 shares of Class A Stock during fiscal year 1997 which was repriced in 1997. He was also granted an option to purchase 15,000 shares and an option to purchase 20,000 shares of Class A Stock in fiscal year 1997.

 (9) Robert Sands was granted an option to purchase 15,000 shares of Class A Stock in fiscal year 1995 which was repriced during the Transition Period and again in fiscal year 1997. During the Transition Period, he was granted an option to purchase 50,000 shares of Class A Stock which was repriced in fiscal year 1997. He was granted an option to purchase an additional 20,000 shares of Class A Stock in fiscal year 1997.

(10) Daniel Barnett joined the Company in November 1995 as Senior Vice President and President of the Company's wine division. Mr. Barnett was granted options to purchase 43,500 shares of Class A Stock during the Transition Period which were repriced twice during fiscal year 1997. He was granted options to purchase an additional 11,000 shares in fiscal year 1997.

STOCK OPTIONS

  The following table contains information concerning stock option grants to the Named Executives during the fiscal year ended February 28, 1997. No stock appreciation rights ("SARs") were granted to any of the Named Executives in that year. The columns labelled "Potential Realizable Value" are based on hypothetical 5% and 10% growth assumptions, as required by the Securities and Exchange Commission. The Company cannot predict the actual growth rate of its Common Stock.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS
                        -------------------------------------------------
                                                                          POTENTIAL REALIZABLE
                        NUMBER OF                                           VALUE AT ASSUMED
                        SECURITIES       % OF TOTAL                          ANNUAL RATES OF
                        UNDERLYING      OPTIONS/SARS                           STOCK PRICE
                         OPTIONS/        GRANTED TO  EXERCISE               APPRECIATION FOR
                           SARS          EMPLOYEES    OR BASE                  OPTION TERM
                         GRANTED         IN FISCAL     PRICE   EXPIRATION ---------------------
NAME                      (1)(2)            YEAR     ($/SH)(2)    DATE        5%        10%
----                    --------------  ------------ --------- ---------- ---------- ----------
Richard Sands.......... 70,000 sh.  (3)     4.3%      $30.00     1/28/06  $1,320,679 $3,346,859
 President and Chief    20,000      (4)     1.2%       26.75    12/18/06     336,459    852,652
 Executive Officer
Marvin Sands...........    --                --          --          --          --         --
 Chairman of the Board
Ellis Goodman.......... 50,000 sh.  (5)     3.0%      $17.00     5/22/06  $  534,560 $1,354,681
 Chief Executive        15,000      (6)     0.9%       17.00      9/5/06     160,368    406,404
 Officer,               20,000      (4)     1.2%       26.75    12/18/06     336,459    852,652
 Barton Incorporated
Robert Sands........... 15,000 sh.  (7)     0.9%      $30.00     8/27/05  $  283,003 $  717,184
 Executive Vice         50,000      (8)     3.0%       30.00     1/24/06     943,342  2,390,614
 President,             20,000      (4)     1.2%       26.75    12/18/06     336,459    852,652
 General Counsel and
 Secretary
Daniel Barnett......... 40,000 sh.  (9)     2.4%      $17.00     1/24/06  $  427,648 $1,083,745
 Sr. Vice President and  3,500     (10)     0.2%       17.00     5/22/06      37,419     94,828
 President of the wine  11,000      (6)     0.7%       17.00      9/5/06     117,603    298,030
 division

--------
 (1) The stock options were granted under the Original Stock Plan and are "non-qualified stock options" exercisable for shares of Class A Stock. The stock options were granted for terms of no greater than 10 years, subject to earlier termination upon the occurrence of certain events related to termination of employment. Under the Plan, the vesting of stock options accelerates in the event of a change of control, as defined in the Plan.
 (2) The exercise price per share of each option is equal to the closing market price of a share of Class A Stock on the date of grant (which may be a grant pursuant to a repricing). The table shows all options as repriced. See the table below entitled "Ten Year Option/SAR Repricings."
 (3) This option vests and first becomes exercisable on January 29, 2001.
 (4) This option vests and becomes exercisable at a rate of 20% per year beginning December 19, 1997.
 (5) This option was granted in 1997 with an exercise price of $30.00 and was repriced during 1997. This option vests and first becomes exercisable on May 23, 2001.
 (6) These options vest and become exercisable at a rate of 20% per year beginning September 6, 1997.
 (7) This option vests and first becomes exercisable on August 28, 2000.
 (8) This option vests and first becomes exercisable on January 25, 2001.

 (9) This option was granted in 1997 with an exercise price of $30.00 and was repriced during 1997. Under the original grant, this option first became exercisable on January 25, 2001, however, in April 1997, the vesting schedule was amended to provide that it vests and becomes exercisable at the rate of 20% on April 23, 1997 and 20% per year for four years commencing January 25, 1998. In the event Mr. Barnett's employment with the Company is terminated for certain reasons, the option becomes immediately exercisable.
(10) This option was granted in 1997 with an exercise price of $30.00 and was repriced during 1997. This option vests and becomes exercisable at the rate of 20% per year beginning May 23, 1997.

  The table below sets forth information regarding the number and value of exercisable and unexercisable stock options held by the Named Executives as of February 28, 1997. None of the Named Executives exercised any stock options during the fiscal year ended February 28, 1997. There are no outstanding SARs. The stock options reflected on the table were granted under the Original Stock Plan.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                 NUMBER OF
                                                 SECURITIES       VALUE OF
                                                 UNDERLYING     UNEXERCISED
                                                UNEXERCISED     IN-THE-MONEY
                                                OPTIONS/SARS    OPTIONS/SARS
                                                AT FY-END(1)     AT FY-END
                                               --------------  --------------
                                                EXERCISABLE/    EXERCISABLE/
NAME                                           UNEXERCISABLE   UNEXERCISABLE
----                                           --------------  --------------
Richard Sands.................................   90,000 sh.       $132,500
 President and Chief Executive Officer         (Unexercisable) (Unexercisable)
Marvin Sands..................................       --              --
 Chairman of the Board
Ellis Goodman.................................   85,000 sh.       $973,750
 Chief Executive Officer, Barton Incorporated  (Unexercisable) (Unexercisable)
Robert Sands..................................   90,000 sh.       $225,000
 Executive Vice President, General Counsel and (Unexercisable) (Unexercisable)
 Secretary
Daniel Barnett................................   54,500 sh.       $749,375
 Sr. Vice President and President of the wine  (Unexercisable) (Unexercisable)
 division

--------
(1) The securities consist of shares of Class A Stock underlying stock options.

REPORT OF THE COMPENSATION COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION

  The following report of the Compensation Committee and accompanying table are required by the Securities and Exchange Commission's executive compensation rules in order to standardize the reporting of executive compensation by public companies. This information shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement and, other than with respect to the "Report on Repricing of Options" and "Ten-Year Options/SAR Repricings" table, shall not otherwise be treated as filed under the securities laws.

GENERAL

  The Compensation Committee of the Board of Directors administers the Company's executive compensation program. The Compensation Committee is composed of Marvin Sands, the Chairman of the Board, and George Bresler, a non-employee director.

  The objective of the Company's executive compensation program is to develop and maintain executive compensation programs which (i) are competitive with the pay practices of other companies of comparable revenues, including those in the beverage alcohol industry and (ii) attract, motivate and retain key executives who are vital to the long-term success of the Company. As discussed in detail below, the Company's executive compensation program consists of both fixed (base salary) and variable, incentive-based compensation elements. These elements are designed to operate together to comprise performance-based annual cash compensation and stock-based compensation which aligns the interests of the Company's executives with the interests of its stockholders.

  Executive compensation is determined in light of the Company's performance during the fiscal year and taking into account compensation data of comparable companies. Factors specifically considered in fiscal year 1997 included net sales increasing 15% from $987 million to $1.1 billion, net income rising $3.7 million to $27.7 million, a 15% improvement, and earnings per share on a fully diluted basis increasing 17% from $1.20 to $1.40, as compared to the twelve-month period ended February 29, 1996.

BASE SALARY

  With respect to annual compensation, the fundamental objective in setting base salary levels for the Company's senior management is to pay competitive rates to attract and retain competent executives. Competitive pay levels are determined based upon input of compensation consultants, independent industry surveys, proxy disclosures, salaries paid to attract new managers and past experience. The Compensation Committee reviews data generated by William H. Mercer Incorporated, a consultant to the Company, for competitive analyses. Base salary levels are determined based upon factors such as individual performance (e.g., leadership, level of responsibility, management skills and industry activities), Company performance and competitive pay packages.

ANNUAL MANAGEMENT INCENTIVES

  In addition to their base salary, the Company's executives have the opportunity to earn an annual cash bonus. The annual bonus is based on multiple criteria measuring attainment of certain target financial performance goals. The incentive opportunities for executive management vary based on objective and subjective factors relating to the performance of the Company and the individual, such as performance of assets, leadership and management skills and successful acquisitions or financings. Awards are based on a percentage of base salary and target awards currently range from 25% to 45% of base salaries for executive management. The purpose of the annual bonus is to motivate and provide an incentive to management to achieve specific business objectives and initiatives as set forth in the Company's annual operating plan and budget. For fiscal year 1997, annual cash bonuses were awarded to each of the Named Executives in the amounts indicated in the Summary Compensation Table based upon achievement of certain goals relative to each Named Executive's 1997 performance.

  If Proposal No. 5 is approved, future cash bonuses for the participating executives will be determined by a committee of the Board of Directors pursuant to the Annual Management Incentive Plan. Pursuant to such plan, the committee administering the plan would award cash bonuses to the participating executives in the event that the Company attains one or more pre-set performance targets.

STOCK OPTIONS AND SARS

  In connection with the executive compensation program, the Compensation Committee has granted long-term incentive awards in the form of stock options and stock appreciation rights under the Company's Original Stock Plan. This arrangement balances the annual operating objectives of the annual cash incentive plan with the Company's longer-term stockholder value building strategies. The Compensation Committee grants these incentives from time to time for the purpose of attracting and retaining key executives and closely aligning their financial interests with long-term stockholder interests and share value. The Compensation Committee believes that stock options and SARs provide value to participants only when the Company's stockholders benefit from stock price appreciation, an important component of the executive compensation program.

  The Compensation Committee believes that through the use of stock options, executives' interests are directly tied to enhanced stockholder value. The exercise prices of the stock options awarded have generally been equal to the market value of the underlying shares on the date of grant. Accordingly, the value of the awards depends solely upon future growth in the share value of the Company's Class A Stock.

  If Proposal Nos. 3 and 4 are approved, the Board or an appropriate committee of the Board would have the flexibility of awarding non-qualified stock options, restricted stock, stock appreciation rights and other stock-based awards under the Long-Term Stock Plan and incentive stock options under the new Incentive Stock Option Plan. This would enable the committee to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

REPORT ON REPRICING OF OPTIONS

  The Compensation Committee has approved the replacement or repricing of outstanding stock options twice in fiscal year 1997: once in May and once in September. At the time of each replacement or repricing, the exercise price of the Company's broadly distributed stock options exceeded the market value of the Company's Class A Stock.

  On May 23, 1996, the Compensation Committee approved replacing options granted during fiscal year 1995 and the Transition Period with new options to the employees holding those options, including Named Executives, at the fair market value on the date of the new grant ($30.00 per share). On September 6, 1996, the Compensation Committee approved the repricing of all options granted between January 1, 1994 and September 5, 1996 (including the replacement options granted on May 23, 1996 grants) other than those granted to Richard Sands and Robert Sands. The new exercise price was the closing price of the Class A Stock on September 6, 1996 ($17.00).

  The decision to approve the repricings followed a review of existing option grants and the recognition that, because of a decline in the market value of the Company's Class A Stock, many of the outstanding options at each of these times were exercisable at prices which substantially exceeded the market value of the Company's Class A Stock. The Compensation Committee determined that many of these options were significantly less likely to serve their purpose of retaining and motivating employees. In addition, the Compensation Committee was advised by management that it believed that employee morale and productivity would benefit as a result of a repricing. In keeping with the Company's philosophy of utilizing equity incentives to motivate and retain qualified employees, the Compensation Committee felt it was important and in the best interests of the Company to regain the incentive intended to be provided by options for employees generally. In September 1996, the Compensation Committee did not reprice the options of two of the Named
Executives: Richard Sands, Chief Executive Officer, and Robert Sands, Executive Vice President. The Compensation Committee determined that morale and motivation of these two executives, or employees generally, would not be any better served by changing the exercise price of the options held by these two executives.

  The table below sets forth information concerning repricings of options held by executive officers during the last ten completed fiscal years. The stock options reflected on the table were granted under the Original Stock Plan.

                        TEN-YEAR OPTION/SAR REPRICINGS

                                                MARKET
                                 NUMBER OF       PRICE    EXERCISE              LENGTH OF
                                SECURITIES    OF STOCK AT PRICE AT              ORIGINAL
                                UNDERLYING      TIME OF    TIME OF             OPTION TERM
                                 OPTIONS/      REPRICING  REPRICING   NEW     REMAINING AT
                                   SARS           OR         OR     EXERCISE     DATE OF
                                REPRICED OR    AMENDMENT  AMENDMENT  PRICE    REPRICING OR
         NAME            DATE     AMENDED         ($)        ($)      ($)       AMENDMENT
         ----           ------- -----------   ----------- --------- -------- ---------------
Richard Sands.......... 5/23/96   70,000 sh.    $30.00     $36.00    $30.00  9 yrs.,  8 mos.
 President and Chief
 Executive Officer
Ellis Goodman..........  9/6/96   50,000 sh.    $17.00     $30.00    $17.00  9 yrs.,  9 mos.
 Chief Executive
 Officer,
 Barton Incorporated
Robert Sands........... 1/25/96   15,000 sh.    $35.75     $44.75    $35.75  9 yrs.,  7 mos.
 Executive Vice         5/23/96   15,000         30.00      35.75     30.00  9 yrs.,  3 mos.
 President,             5/23/96   50,000         30.00      35.75     30.00  9 yrs.,  8 mos.
 General Counsel and
 Secretary
Lynn Fetterman......... 1/25/96    7,500 sh.    $35.75     $44.75    $35.75  9 yrs.,  7 mos.
 Vice President         5/23/96    7,500         30.00      35.75     30.00  9 yrs.,  3 mos.
                        5/23/96    3,500         30.00      35.75     30.00  9 yrs.,  8 mos.
                         9/6/96    7,500         17.00      30.00     17.00  9 yrs.
                         9/6/96    3,500         17.00      30.00     17.00  9 yrs.,  9 mos.
                         9/6/96    6,000         17.00      24.25     17.00  7 yrs., 10 mos.
Daniel Barnett......... 5/23/96   40,000 sh.    $30.00     $35.75    $30.00  9 yrs.,  8 mos.
 Sr. Vice President     5/23/96    3,500         30.00      35.75     30.00  9 yrs.,  8 mos.
 and President of the    9/6/96   40,000         17.00      30.00     17.00  9 yrs.,  5 mos.
 wine division           9/6/96    3,500         17.00      30.00     17.00  9 yrs.,  9 mos.
Bertram Silk........... 5/23/96    2,500 sh.    $30.00     $35.75    $30.00  9 yrs.,  8 mos.
 Sr. Vice President      9/6/96    2,500         17.00      30.00     17.00  9 yrs.,  9 mos.
                         9/6/96    5,000         17.00      24.25     17.00  7 yrs., 10 mos.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

  For fiscal year 1997, the compensation of Richard Sands, the Company's Chief Executive Officer, was based on the Company's performance and growth as described under the caption "General" above and its progress in certain restructuring initiatives. In addition, the compensation packages of chief executive officers of certain comparable companies selected by William H. Mercer Incorporated were considered. Also taken into account was the Company's current executive salary and compensation structure.

  Richard Sands' base salary is believed to be in line with executives of similar companies and with chief executive officers with similar responsibilities. Annual cash incentives were set as a percentage of Richard Sands' base salary based upon the performance of the Company and other measures, both objective and subjective. The ranges for these awards, from threshold, target and maximum (18%, 45% and 67.5% respectively), were comparable to industry compensation survey data for executives in Richard Sands' position. For the fiscal year ended February 28, 1997, Richard Sands received a bonus of $148,200.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  Section 162(m) of the Internal Revenue Code provides that certain compensation in excess of $1 million per year paid to a company's chief executive officer and four other most highly paid executive officers may not be deductible by the company unless it qualifies as performance-based compensation. The Compensation Committee generally believes that compensation of its executives should be deductible by the Company except in unusual circumstances, and the amendment and restatement of the Stock Option and Stock Appreciation Right Plan as the Long-Term Stock Incentive Plan and the two new compensation plans (Proposal Nos. 3, 4 and 5) have been designed to provide for performance-based compensation for "covered employees" under Section 162(m) if properly administered. At this time, the Company does not have enough "outside directors" as defined under Section 162(m) to administer the plans in a manner qualifying awards to "covered employees" under Section 162(m) but will seek one or more additional qualified directors who will meet the requirements and enable qualifying awards to be made.

  The foregoing report is given by the members of the Compensation Committee,

                                          COMPENSATION COMMITTEE

                                          Marvin Sands
                                          George Bresler

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During fiscal year 1997, Marvin Sands and George Bresler served as members of the Compensation Committee of the Company's Board of Directors. Marvin Sands is the Chairman of the Board and serves in this capacity as the Company's senior executive officer. Mr. Bresler is a partner in the law firm of Rosner, Bresler, Goodman & Bucholz in New York, New York. Mr. Bresler's firm occasionally performs legal services for the Company.

STOCK PRICE PERFORMANCE GRAPH

  Set forth below is a line graph comparing, for the fiscal years ended August 31, 1991, 1992, 1993, 1994 and 1995, the Transition Period from September 1, 1995 to February 29, 1996, and the fiscal year ended February 28, 1997, the cumulative total stockholder return of the Company's Class A Stock and Class B Stock, based on the market price of the Class A Stock and the Class B Stock and assuming reinvestment of dividends, with the cumulative total return of companies on the Nasdaq Market Index and an index comprised of companies in the beverage industry (the "Selected Peer Group Index").*

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN OF
                        CANANDAIGUA WINE COMPANY, INC.,
                          THE NASDAQ MARKET INDEX AND
                           SELECTED PEER GROUP INDEX

                              [PEFORMANCE GRAPH]

                            1991  1992    1993    1994    1995   1996**   1997
Wine A..................... $100 $121.38 $200.05 $274.23 $424.83 $341.66 $276.47
Wine B.....................  100  125.87  206.79  287.71  429.32  341.66  298.95
Peer Group.................  100  118.28  120.72  126.93  168.84  211.03  287.21
NASDAQ.....................  100  101.69  132.39  144.65  172.11  179.65  215.63

---------------------
 * The Selected Peer Group Index is comprised of the following companies:
   Anheuser-Busch Companies Inc., Brown-Forman Corporation (Class A and Class B Shares), Cable Car Beverage Corporation, Cadbury-Schwepps plc, Canandaigua Wine Company, Inc. (Class A and Class B Shares), Chalone Wine Group Ltd., Coca Cola Bottling Consolidated, Coca Cola Company, Coca Cola Enterprises, Adolph Coors Company (Class B Shares), Genesee Corporation (Class B Shares), Kirin Brewery Ltd. ADR, LVMH Moet-Hen Louis Vuit, Pepsico Inc., Seagram Company Ltd., Whitman Corporation.
** The Transition Period.

  There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted by the graph above. The Company neither makes nor endorses any predictions as to future stock performance.

  The Stock Price Performance Graph set forth above shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement and shall not otherwise be treated as filed under the securities laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On June 29, 1993, as part of the acquisition of Barton Incorporated ("Barton"), the Company extended Ellis Goodman's employment agreement with Barton. Under his employment agreement, Mr. Goodman serves as Chairman of the Board and Chief Executive Officer of Barton (the Company's beer and spirits division). By virtue of his position and responsibilities with Barton, Mr. Goodman is deemed an executive officer of the Company. He formerly served as a director of the Company. Under his employment agreement, Mr. Goodman has full and complete authority to direct the day-to-day management of the business, operations and affairs of Barton and its subsidiaries. The employment agreement expires on December 31, 1999 but will be automatically extended for additional one-year periods unless either Mr. Goodman or Barton notifies the other of their desire not to extend it. Under the employment agreement, (i) Barton is obligated to review Mr. Goodman's compensation annually and afford him participation under employee benefit and compensation plans offered from time to time to other key executives of Barton, and (ii) Mr. Goodman has agreed not to compete with Barton for a period of 12 months following the termination of his employment with Barton for certain specified reasons. Upon the expiration of the employment agreement or its earlier termination for certain reasons, Barton is obligated to make a severance payment to Mr. Goodman in an amount equal to 200% of his then base salary and 200% of the incentive compensation payable to him for Barton's fiscal year ended immediately prior to the date of termination, plus an amount equal to the base compensation, if any, remaining to be paid to Mr. Goodman for the remaining term of the employment agreement. If Barton fails to achieve certain earnings levels through fiscal 1999, then Mr. Goodman's employment may be terminated.

  Pursuant to the terms of the Stock Purchase Agreement dated April 27, 1993, as amended, among the Company, Barton and the former stockholders of Barton, under which the Company acquired Barton, Ellis Goodman, the Gillian and Ellis Goodman Foundation, and certain trusts established for the benefit of Mr. Goodman's children (collectively, the "Goodman Recipients") have received, since June 1993, cash payments aggregating $82,769,549, $10,209,767 of which was paid in fiscal year 1997. Under the Stock Purchase Agreement, the Goodman Recipients also received (prior to fiscal year 1997) an aggregate of 673,021 shares of the Company's Class A Stock.

  By an Agreement dated December 20, 1990, the Company entered into a split-dollar insurance agreement with a trust established by Marvin Sands of which Robert Sands is the trustee. Pursuant to the Agreement, the Company pays the annual premium on an insurance policy (the "Policy") held in the trust, $209,063 in fiscal year 1997, and the trust reimburses the Company for the portion of the premium equal to the "economic benefit" to Marvin Sands calculated in accordance with the United States Treasury Department rules then in effect ($10,936 in fiscal year 1997). The Policy is a joint life policy payable upon the death of the second to die of the insureds, Marvin Sands and his wife Marilyn, with a face value of $5 million. Pursuant to the terms of the trust, Richard Sands, Robert Sands (in his individual capacity) and the children of Laurie Sands (the deceased sister of Richard and Robert Sands) will each receive one-third of the proceeds of the Policy (after the repayment of the indebtedness to the Company out of such proceeds as described below) if they survive Marvin Sands and Marilyn Sands. From the inception of the agreement through the end of fiscal year 1997, the Company has paid aggregate premiums, net of reimbursements, of $1,427,365. The aggregate amount of such unreimbursed premiums constitutes indebtedness from the trust to the Company and is secured by a collateral assignment of the Policy. Upon the termination of the Agreement, whether by the death of the survivor of the insureds or earlier cancellation, the Company is entitled to be repaid by the trust the amount of such indebtedness.

  By an Agreement dated August 12, 1988, Barton entered into a split-dollar insurance agreement with a trust established by Ellis Goodman of which Gillian Goodman and Edwin H. Goldberger are the trustees. Pursuant to the Agreement, Barton pays the annual premium on an insurance policy (the "Goodman Policy") held in the trust. The Goodman Policy is a single life policy, payable upon the death of Mr. Goodman, with a face value of $1 million. The amount of all premiums paid by Barton is secured by an assignment of certain rights in the Policy. Upon the termination of the Agreement, whether by the death of Mr. Goodman or earlier cancellation, Barton is entitled to receive an amount equal to the premiums which it has paid. The premium paid by Barton during the Company's 1997 fiscal year was $19,370. From the inception of the Agreement through the end of fiscal year 1997, the Company has paid aggregate premiums of $232,440.

  Under the terms of a letter agreement between the Company and Daniel Barnett, Senior Vice President of the Company and President of the Company's wine division, if Mr. Barnett's employment with the Company is terminated without cause or if he voluntarily resigns from the Company within 30 days after he is demoted or his responsibilities are materially diminished, in either case without cause, he will be entitled to receive severance payments equal to his then current base compensation for a period of 12 months. Under those circumstances, certain stock options granted to Mr. Barnett to purchase up to 40,000 shares of the Company's Class A Stock shall, to the extent not then exercisable, become immediately exercisable.

  Richard Sands, Robert Sands and the Estate of Laurie Sands are the beneficial owners of a limited partnership which owns railroad cars. These cars are leased by the Company from the partnership at fair market rates. During fiscal year 1997, the Company made lease payments to this limited partnership in the amount of $37,703. The Company expects to continue its present relationship with the limited partnership during fiscal year 1998.

  George Bresler, a director of the Company, is a partner in the law firm of Rosner, Bresler, Goodman & Bucholz in New York, New York. Mr. Bresler has rendered legal services to the Company in the past and continues to render legal services to the Company. James A. Locke, III, a director of the Company, is a partner in the law firm of Nixon, Hargrave, Devans & Doyle LLP, Rochester, New York, the Company's principal outside counsel. The Company's policy is to pay its non-employee directors $35,000 per year for their services as directors. Mr. Locke has waived the payment of directors' fees. The Company also reimburses its directors for reasonable expenses incurred in connection with attending meetings of the Board of Directors and committees of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company's Class A Stock and Class B Stock. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports they file. Based solely upon review of copies of such reports furnished to the Company and related information, the Company believes that all such filing requirements for fiscal 1997 were complied with in a timely fashion, except that the Estate of Laurie Sands, filed an Initial Statement of Beneficial Ownership report late.

             PROPOSAL NO. 1--NOMINATION AND ELECTION OF DIRECTORS

  On May 13, 1997, the Board of Directors of the Company nominated six directors to be elected by the stockholders to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for election to the Board of Directors are Marvin Sands, Richard Sands, Robert Sands, George Bresler, James A. Locke, III, and Bertram E. Silk. Messrs. Bresler and Locke have been designated as the nominees to be elected by the holders of the Class A Stock, voting as a separate class. The remaining directors are to be elected by the holders of the Class B Stock, voting as a separate class. Unless authority to vote for one or more of the nominees is specifically withheld, the shares represented by the enclosed proxy, if properly executed and returned, will be voted FOR the election of the six nominees.

  Management does not anticipate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies will be voted FOR another nominee or nominees to be selected by the management of the Company.

  On July 12, 1993, the Company adopted a policy to pay its non-employee directors $35,000 per year for their services as directors. George Bresler and James Locke qualify for such payments but Mr. Locke has waived the payment of directors' fees. The Company also reimburses its directors for reasonable expenses incurred in connection with attending meetings of the Board of Directors and committees of the Board of Directors.

  The Board of Directors of the Company held five meetings during the Company's fiscal year ended February 28, 1997. The Company has an Audit Committee and a Compensation Committee of the Board of Directors, but has no nominating or other standing committees of the Board of Directors. The Audit Committee is responsible for assisting the Board of Directors in overseeing the financial reporting and internal operating controls of the Company. The members of the Audit Committee are George Bresler, James Locke and Richard Sands. The Audit Committee held no meetings during the fiscal year ended February 28, 1997. The Compensation Committee administers the Company's executive compensation program, its Employee Stock Purchase Plan and, until its amendment and restatement, administered the Original Stock Plan. The Compensation Committee may be designated as the committee to administer one or more of the Long-Term Stock Plan, the Incentive Stock Option Plan and the Annual Management Incentive Plan provided the Compensation Committee is composed of members meeting the criteria of each such plan. The members of the Compensation Committee are George Bresler and Marvin Sands. The Compensation Committee held three meetings during the fiscal year ended February 28, 1997. During fiscal year 1997, all incumbent directors attended all meetings of the Board of Directors and attended all meetings held by each committee of the Board on which he served.

  The information appearing in the following table and in the notes thereto has been furnished to the Company by the current directors and nominees to the Board of Directors, the Named Executives, and the Company's other executive officers. Unless otherwise indicated, the named individual has sole voting power and investment discretion with respect to the shares attributed to him. Executive officers of the Company hold office until the next Annual Meeting of the Board of Directors and until their successors are elected and qualified.

                                                       SHARES OF STOCK
                                                        BENEFICIALLY
                                             SERVED AS      OWNED      PERCENT
                                             DIRECTOR   AS OF JUNE 2,     OF
            NAME AND BACKGROUND                SINCE        1997       CLASS(1)
            -------------------              --------- --------------- --------
Marvin Sands, age 73, is the founder of the    1946      73,917 sh.      (2)
Company, which is the successor to a                    Class A Stock
business he started in 1945. Mr. Sands
continues to serve as an officer of the                  101,850 sh.     3.1%
Company as Chairman of its Board of                     Class B Stock
Directors. He has been a director of the                     (3)         (3)
Company and its predecessor since 1946 and
was Chief Executive Officer until October
1993. He is the father of Richard Sands and
Robert Sands.

Richard Sands, Ph.D., age 46, is the           1982      677,134 sh.     4.5%
President and Chief Executive Officer of                Class A Stock
the Company. He has been employed by the
Company in various capacities since 1979.               1,899,220 sh.   57.0%
He was elected Executive Vice President and             Class B Stock
a director in 1982, became President and                     (4)         (4)
Chief Operating Officer in May 1986, and
was elected Chief Executive Officer in
October 1993. He is a son of Marvin Sands
and the brother of Robert Sands.

Robert Sands, age 39, is Executive Vice        1990      683,266 sh.     4.5%
President, General Counsel and Secretary of             Class A Stock
the Company. He was appointed Vice
President and General Counsel in June 1990,             1,898,992 sh.   57.0%
was elected Executive Vice President in                 Class B Stock
October 1993 and was appointed Secretary in                  (4)         (4)
January 1995. From June 1986, until his
appointment as Vice President and General
Counsel, Mr. Sands was employed by the
Company as General Counsel. He is a son of
Marvin Sands and the brother of Richard
Sands.

George Bresler, age 72, has been engaged in    1992      10,000 sh.      (2)
the practice of law since 1957. From August             Class A Stock
1987 through July 1992, Mr. Bresler was a
partner in the law firm of Bresler and Bab,
New York, New York. Currently, Mr. Bresler
is a partner in the law firm of Rosner,
Bresler, Goodman & Bucholz in New York, New
York. (5)

James A. Locke, III, age 55, has been a        1983     7,049 sh. (6)    (2)
partner in the law firm of Nixon, Hargrave,             Class A Stock
Devans and Doyle LLP, Rochester, New York,
the Company's principal outside counsel,                   33 sh.        (2)
since January 1, 1996. For twenty years                 Class B Stock
prior to joining Nixon, Hargrave, Mr. Locke
was a partner in the law firm of Harter,
Secrest and Emery, Rochester, New York.

Bertram E. Silk, age 65, has been Vice         1973     6,600 sh. (7)    (2)
President of the Company since 1973 and was             Class A Stock
elected Senior Vice President of the
Company in October 1993. He has been                      1,125 sh.      (2)
employed by the Company since 1965.                     Class B Stock
Currently, Mr. Silk is responsible for
industry relations with respect to labor
unions in California, as well as for
various trade association and international
beverage alcohol industry matters.
Immediately prior to his current position,
he was in charge of the Company's grape
grower relations in California. Before
moving from Canandaigua, New York to
California in 1989, Mr. Silk was in charge
of production for the Company. From 1989 to
August 1994, Mr. Silk was in charge of the
Company's grape juice concentrate business
in California.

                                                      SHARES OF STOCK
                                                       BENEFICIALLY
                                            SERVED AS      OWNED       PERCENT
                                            DIRECTOR   AS OF JUNE 2,     OF
           NAME AND BACKGROUND                SINCE        1997       CLASS(1)
           -------------------              --------- --------------- ---------
Ellis M. Goodman, age 60, is the Chief         N/A    259,680 sh. (8)   1.7%
Executive Officer of Barton and serves in              Class A Stock
that capacity under the terms of an
employment agreement with Barton. From
July 1993 to January 1996, Mr.Goodman
served as a director of the Company. Also,
from July 1993 to October 1993, he served
as a Vice President of the Company and
from October 1993 to January 1996, he
served as an Executive Vice President of
the Company. Mr. Goodman has been Chief
Executive Officer of Barton since 1987 and
Chief Executive Officer of Barton Brands,
Ltd. (the predecessor of Barton) since
1982.

Daniel C. Barnett, age 47, joined the          N/A     9,398 sh. (9)     (2)
Company during November 1995 as a Senior               Class A Stock
Vice President and President of the
Company's wine division. From July 1994 to
October 1995, Mr. Barnett served as
President and Chief Executive Officer of
Koala Springs International, a juice
beverage company. Prior to that, from
April 1991 to June 1994, Mr. Barnett was
Vice President and General Manager of
Nestle USA's beverage businesses. From
October 1988 to April 1991, he was
President of Weyerhauser's baby diaper
division.

All Executive Officers and Directors as a              1,323,261 sh.    8.7%(10)
Group (9 persons)                                      Class A Stock

                                                       2,693,279 sh.   80.9%(10)
                                                       Class B Stock

---------------------

 (1) Unless otherwise noted, percentages of ownership are calculated on the basis of 15,212,378 shares of Class A Stock outstanding and 3,330,458 shares of Class B Stock outstanding on June 2, 1997.
 (2) Percentage does not exceed one percent (1%) of the outstanding shares of such class.

 (3) The number of shares of Class A Stock includes 47,516 shares of Class A Stock owned by MLR&R, a partnership in which Mr. Sands is a general partner. Mr. Sands has shared voting power and investment discretion with respect to these shares. Mr. Sands disclaims beneficial ownership of such shares except to the extent of his ownership interest in MLR&R. The number does not include 101,850 shares of Class B Stock owned by Mr. Sands or 788,875 shares of Class A Stock and 146,250 shares of Class B Stock beneficially owned by Mr. Sands' wife, Marilyn Sands. Mr. Sands disclaims beneficial ownership of all shares owned by Marilyn Sands. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 175,767 shares of Class A Stock, representing 1.1% of the outstanding Class A Stock after such conversion.
 (4) See tables and footnotes under "Beneficial Ownership" above.
 (5) Mr. Bresler has in the past rendered legal services to the Company and continues to do so.
 (6) The number of shares of Class A Stock includes presently exercisable options to purchase up to 6,000 shares of Class A Stock but does not include 33 shares of Class A Stock issuable pursuant to the conversion feature of the Company's Class B Stock owned by Mr. Locke. Assuming the conversion of Class B Stock beneficially owned by Mr. Locke into Class A Stock, Mr. Locke would beneficially own 7,082 shares of Class A Stock, representing less than one percent (1%) of the outstanding Class A Stock after such conversion.

 (7) The number of shares of Class A Stock includes presently exercisable options to purchase up to 3,000 shares of Class A Stock but does not include 1,125 shares of Class A Stock issuable pursuant to the conversion feature of the Company's Class B Stock owned by Mr. Silk. Assuming the conversion of Class B Stock beneficially owned by Mr. Silk into Class A Stock, Mr. Silk would beneficially own 7,725 shares of Class A Stock, representing less than one percent (1%) of the outstanding Class A Stock after such conversion. The number of shares of Class A Stock does not include shares of Class A Stock that may be acquired within 60 days under the Company's Employee Stock Purchase Plan. Such number of shares is not presently determinable.

 (8) Includes 59,680 shares owned of record by the Gillian and Ellis Goodman Foundation. Mr. Goodman is president of the Foundation with full voting and dispositive power with respect to such shares and disclaims beneficial ownership of these shares.

 (9) The number of shares includes presently exercisable options to purchase up to 8,700 shares of Class A Stock. The number of shares does not include shares that may be acquired within 60 days under the Company's Employee Stock Purchase Plan. Such number of shares is not presently determinable.

(10) The percentage of ownership of all executive officers and directors as a group is based on 15,235,078 shares of Class A Stock deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act. The amount of Class A Stock in the table includes presently exercisable options to purchase up to 22,700 shares of Class A Stock, but excludes shares of Class A Stock issuable to members of the group pursuant to the conversion feature of Class B Stock beneficially owned by them. Assuming the conversion of Class B Stock beneficially owned by the executive officers and directors as a group into Class A Stock, all executive officers and directors as a group would beneficially own 4,016,540 shares of Class A Stock, representing 22.4% of the outstanding Class A Stock after such conversion based upon 17,928,357 shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

VOTE REQUIRED

  A plurality of the votes cast at the Meeting by the holders of Class A Stock is required for the election of the two directors elected by the holders of Class A Stock. A plurality of the votes cast at the Meeting by the holders of Class B Stock is required for the election of the four directors elected by the holders of Class B Stock.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

              PROPOSAL NO. 2--PROPOSED AMENDMENT TO THE COMPANY'S
                RESTATED CERTIFICATE OF INCORPORATION TO CHANGE
              THE NAME OF THE COMPANY TO CANANDAIGUA BRANDS, INC.

GENERAL

  The Board of Directors of the Company has approved changing the name of the Company from Canandaigua Wine Company, Inc. to Canandaigua Brands, Inc. subject to stockholder approval. The change in the Company's name will be effected through an amendment to the Company's Restated Certificate of Incorporation.

REASONS FOR NAME CHANGE

  The Board of Directors believes that the Company's current name does not accurately reflect the scope of the Company's operations as a marketer, distributor and producer of brands within all three beverage alcohol product categories: beer, wine and spirits. The Company believes the new name, Canandaigua Brands, Inc., better reflects to the investing public the breadth of its products and activities while continuing to reflect the heritage of the Company. The new name will be used principally to identify the corporate management organization which will oversee the various operating divisions and be responsible for consolidated financial results. The Company's beer and spirits division will retain the name Barton Incorporated, and the Company's wine division is expected to adopt the name Canandaigua Wine Company, Inc.

  The proposed amendment to the Company's Restated Certificate of Incorporation is subject to the consent of certain banks under the Company's credit agreement. The Company expects to receive this consent prior to the Meeting, but will not actually change the name by filing the amendment until it has completed all formalities. The change of the Company's name will not in any way affect the validity of currently outstanding stock certificates, nor will stockholders be required to surrender or exchange any of their stock certificates.

VOTE REQUIRED

  In accordance with applicable Delaware law and the Company's Restated Certificate of Incorporation, approval of Proposal No. 2 to change the name of the Company requires the affirmative vote of the holders of a majority of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon, voting together as a single class, provided that the holders of Class A Stock will have one (1) vote per share and the holders of Class B Stock will have ten (10) votes per share.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO CANANDAIGUA BRANDS, INC. AND ACCORDINGLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2.

                PROPOSAL NO. 3--LONG-TERM STOCK INCENTIVE PLAN

  The Company's Board of Directors has amended and restated the Company's Stock Option and Stock Appreciation Right Plan (referred to herein as the "Original Stock Plan") as the Long-Term Stock Incentive Plan (referred to herein as the "Long-Term Stock Plan"). The Long-Term Stock Plan became effective when adopted by the Board of Directors except to the extent that it requires stockholder approval. The following discussion summarizes certain provisions of the Long-Term Stock Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Long-Term Stock Plan which is set forth in Appendix A to this Proxy Statement.

  The purpose of the amendment and restatement of the Original Stock Plan was to give the Company more flexibility to attract and retain valued employees and directors and to provide them with incentives to maintain and enhance the Company's long-term performance, thereby aligning their interests with those of the Company's stockholders. The material changes to the Original Stock Plan include: increasing the aggregate number of shares of the Company's Class A Stock available for Awards under the plan from 3,000,000 to 4,000,000, expanding the awards that can be made under the plan to include restricted stock and other stock-based awards, amending the plan to comply with Section 162(m) of the Internal Revenue Code, modifying the impact of a change of control and modifying the amendments to the plan which require stockholder approval. The Board of Directors believes that the increase in the number of shares and the types of awards available under the plan improves its usefulness in achieving these goals.

SUMMARY OF TERMS

  Awards under the Long-Term Stock Plan may consist of any combination of non-qualified stock options, stock appreciation rights, restricted stock or other stock-based awards (collectively, "Awards"). The aggregate number of shares of the Company's Class A Stock available for Awards under the plan is increased by the amendments from 3,000,000 to 4,000,000. Non-qualified options to purchase 1,509,595 shares of Class A Stock were outstanding on May 31, 1997 under the Original Stock Plan and rights with respect to 1,302,420 shares were then available for grant. Based on these figures, an aggregate of 2,302,420 shares would be available for awards under the Long-Term Stock Plan. Any Awards granted pursuant to the Long-Term Stock Plan are automatically adjusted to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock. The market value of the Class A Stock as of June 19, 1997 was $34.00 per share.

  The Long-Term Stock Plan will be administered by a committee of the Company's Board of Directors, certain members of which must be outside directors within the meaning of the Internal Revenue Code. The committee may delegate its authority to others as provided in the plan, and the entire Board of Directors may act as the committee. The Long-Term Stock Plan is presently administered by the entire Board of Directors because there are not enough outside directors to constitute a committee meeting the criteria of the plan. Under the Long-Term Stock Plan, the committee is charged with responsibility for selecting the participants and for determining the number and type of Awards to be granted to each participant, the timing of the Awards, and any other terms and conditions applicable to the Awards.

  The persons who are eligible to participate in the Long-Term Stock Plan include directors and employees (including officers) of the Company and its subsidiaries. Two non-employee directors and approximately 2,500 employees are eligible to participate in the Long-Term Stock Plan; however, only directors and employees selected by the committee will be granted Awards under the plan. Outstanding non-qualified options granted under the Original Stock Plan are currently held by approximately 625 employees.

  The Long-Term Stock Plan may be amended, modified or terminated by the committee from time to time. No amendment, modification or termination of the Long-Term Stock Plan will be effective without stockholder approval if such approval is required under any applicable law, rule or regulation. The exercisability of any Award will terminate if the committee determines that the participant is engaged in competition with the Company or has been terminated for "cause" as defined in the Long-Term Stock Plan.

  Neither the participants, nor the type, number or timing of any Awards for fiscal year 1998, have yet been determined, except that a stock option to purchase up to 5,000 shares of the Company's Class A Stock will be granted to an employee, who will also be an officer of the Company or a subsidiary, following commencement of his employment with the Company. Stock options and stock appreciation rights previously granted pursuant to the Original Stock Plan were not affected by the amendment and restatement of the Original Stock Plan and will remain outstanding until they are exercised, expire or otherwise terminate.

  Covered Employee Restrictions. There are special rules under the Long-Term Stock Plan relating to the Chief Executive Officer of the Company, the four other most highly compensated executive officers of the Company and such other officers of the Company as the committee may designate ("Covered Employees"). These provisions are necessary for the plan to comply with Section 162(m) of the Internal Revenue Code. All Awards to Covered Employees must be granted by the committee, which must have the requisite number of outside directors. Also, the aggregate fair market value of any restricted stock granted to any individual Covered Employee in any fiscal year may not exceed $2.5 million, and the aggregate fair market value of any other stock-based awards granted to any individual Covered Employee in any fiscal year may not exceed $2.5 million. Finally, no individual Covered Employee may receive Awards in any fiscal year relating to a number of shares of Class A Stock in excess of 2 1/2% of the number of shares of Class A Stock outstanding on the date the Board of Directors adopted the amendment and restatement of the Original Stock Plan as the Long-Term Stock Plan. The approval of the Company's stockholders is required to implement the Long-Term Stock Plan with respect to Awards granted to Covered Employees which are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

  Stock Options. Under the Long-Term Stock Plan, the committee may continue to grant awards in the form of non-qualified options to purchase shares of Class A Stock. The committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and period during which the option may be exercised and the exercise price per share of stock subject to the option (which, except in the case of Covered Employees, may be less than the fair market value of the Class A Stock on the date of the grant). The exercise price of stock options granted to Covered Employees must be equal to or greater than the fair market value of the Company's Class A Stock on the date the stock option is granted. Unless otherwise determined by the committee, stock options will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. Upon exercise, the option price may, at the discretion of the committee, be paid in cash, shares of Class A Stock, a combination thereof, or such other consideration as the committee may deem appropriate. No additional incentive stock options may be granted under the Long-Term Stock Plan.

  Stock Appreciation Rights. The Long-Term Stock Plan authorizes the committee to grant SARs either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment equal to the difference between the fair market value of a share of Class A Stock on the date the SAR is exercised and the SAR's reference price. A tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Unless otherwise determined by the committee, an SAR will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. The reference price of an SAR will be fixed by the committee, but the reference price of a tandem SAR must be no less than the exercise price of its related stock option and the reference price of an SAR granted to a Covered Person must equal or exceed the fair market value of a share of Class A Stock on the date of the grant. Upon the exercise of a stock option as to some or all of the shares covered by a tandem SAR, the related tandem SAR will automatically expire in accordance with the terms and conditions specified in the grant.

  Restricted Stock Awards. The Long-Term Stock Plan authorizes the committee to grant awards in the form of restricted shares of Class A Stock. Such awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the committee deems appropriate, including restrictions on transferability and continued employment. The terms and conditions will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) and may contain such criteria and targets under other circumstances and for other participants.

  Other Stock-Based Awards. The committee may make other stock-based awards under the Long-Term Stock Plan. The other stock-based awards will be subject to such terms, conditions and limitations as the committee deems appropriate, which will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) and may contain such criteria and targets under other circumstances and for other participants.

  Performance Criteria and Targets. For each restricted stock award and other stock-based award to Covered Employees under the Long-Term Stock Plan, the committee will establish specific annual performance targets for performance periods of one or more years (or partial years). The performance targets will be based on one or more of the following business criteria: fair market value of the Class A Stock, shareholder value added, cash flow, earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, return on capital, return on assets or net assets, cost reduction or control, operating income or net operating income, operating margins/sales in one or more business segments or product lines, return on operating revenue, market share in one or more business segments or product lines, or on any combination thereof. Performance targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Internal Revenue Code. Concurrently with the selection of the performance targets, the committee must establish an objective formula or standard for calculating the maximum Award granted to each Covered Employee. The committee may adjust performance targets to take into account extraordinary items affecting the Company, as defined in the Long-Term Stock Plan. While the committee has no authority to make upward adjustments to Awards to Covered Employees, it may in its discretion make such adjustments with respect to Awards to other employees.

  Covered Employees who are designated by the committee as participants for a given performance period shall only be entitled to receive payments of Awards for such period to the extent that the pre-established objective performance targets set by the committee for such period are attained. With regard to a particular performance period, the committee will have the discretion, subject to the Long-Term Stock Plan's terms, to select the length of the performance period, the type(s) of performance criteria to be used, the performance targets that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the Award has been earned for the period. Such discretion shall be exercised by the committee in writing within the time prescribed by Section 162(m) of the Internal Revenue Code (generally, the first 90 days of the performance period) and performance for the period will be measured by the committee following the end of the performance period.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  A participant who receives a non-qualified stock option will not realize income upon the grant of the option. The participant will realize ordinary income at the time of exercise of non-qualified stock options in the amount of the difference between the exercise price and the fair market value of the Class A Stock on the date of exercise multiplied by the number of shares with respect to which the option is exercised. The Company is entitled to a deduction equal to the amount of such income at the time such income is realized by the participant.

  With respect to stock appreciation rights, participants will not realize any income at the time of grant. Upon exercise, any cash received and the fair market value on the exercise date of any shares received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time such income is realized by the participant.

  Participants who receive grants of restricted stock should not realize income at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participants will receive taxable income in an amount equal to the then fair market value of the Class A Stock. The federal income tax consequences of other stock-based awards will depend on the type of Award. Generally, a participant who receives a stock-based award in the form of a right to receive Company stock will recognize ordinary income equal to the fair market value of the stock when the stock is received by the participant and is no longer subject to a substantial risk of forfeiture. In either case, the Company will be entitled to a deduction of such amounts at the time the income is realized.

REASONS FOR APPROVAL

  The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to provide employees and directors with incentives to maintain and enhance the Company's long-term performance. The Long-Term Stock Plan provides the committee with alternative types of awards and serves the Company's interests by providing the committee with discretion in selecting the participants, the number, the type and the timing of Awards, and the terms and conditions applicable to the Awards. Additionally, the Long-Term Stock Plan is designed to permit grants of Awards to Covered Employees to comply with the requirements of Section 162(m) of the Internal Revenue Code.

VOTE REQUIRED

  In accordance with applicable Delaware law and the Company's Restated Certificate of Incorporation, approval of Proposal No. 3 to approve the amendment and restatement of the Original Stock Plan as the Long-Term Stock Plan requires a majority vote of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon, present in person or by proxy, voting together as a single class, provided that the holders of Class A Stock will have one (1) vote per share and the holders of Class B Stock will have ten
(10) votes per share.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE LONG-TERM STOCK INCENTIVE PLAN AMENDING AND RESTATING THE STOCK OPTION AND STOCK APPRECIATION RIGHT PLAN AND ACCORDINGLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 3.

                  PROPOSAL NO. 4--INCENTIVE STOCK OPTION PLAN

  The Company's Board of Directors has adopted an Incentive Stock Option Plan, the implementation of which is subject to the approval of the Company's stockholders. The following discussion summarizes certain provisions of the Incentive Stock Option Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Incentive Stock Option Plan which is set forth in Appendix B to this Proxy Statement.

  Incentive stock options, as provided under Section 422 of the Internal Revenue Code, were authorized to be awarded under the Original Stock Plan for a period of ten years from the date that plan was originally adopted. That authorization would have expired in the summer of 1997; however, the power to grant incentive stock options under the Original Stock Plan was eliminated when it was amended and restated as the Long-Term

Incentive Plan. The purpose of the new Incentive Stock Option Plan is to retain the Company's flexibility to award incentive stock options to attract and retain valued employees and to provide them with incentives to maintain and enhance the Company's long-term performance, thereby aligning their interests with those of the Company's stockholders.

SUMMARY OF TERMS

  The only awards that may be granted under the Incentive Stock Option Plan are incentive stock options, as provided under Section 422 of the Internal Revenue Code. The aggregate number of shares of the Company's Class A Stock available for grants under the plan is 1,000,000. The market value of the Class A Stock as of June 19, 1997 was $34.00 per share. Any incentive stock options granted pursuant to the plan are automatically adjusted to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock.

  The Incentive Stock Option Plan will be administered by a committee of the Company's Board of Directors, certain members of which must be outside directors within the meaning of the Internal Revenue Code. The committee may delegate its authority to others as provided in the plan, and the entire Board of Directors may act as the committee. Under the plan, the committee is charged with responsibility for selecting the participants and for determining the number and type of incentive stock options to be granted to each participant, the timing of the incentive stock options, and any other terms and conditions applicable to the incentive stock options.

  The persons who are eligible to participate in the Incentive Stock Option Plan are employees (including officers) of the Company and its subsidiaries. Approximately 2,500 employees are eligible to participate in the plan; however, only employees selected by the committee will be granted awards under the plan.

  The Incentive Stock Option Plan may be amended, modified or terminated by the committee from time to time. No amendment, modification or termination of the plan will be effective without stockholder approval if such approval is required under any applicable law, rule or regulation. The exercisability of any incentive stock option will terminate if the committee determines that the participant is engaged in competition with the Company or has been terminated for "cause" as defined in the plan.

  Covered Employee Restrictions. There are special rules and limitations under the Incentive Stock Option Plan relating to Covered Employees which are required to comply with Section 162(m) of the Internal Revenue Code. To comply with these rules, all incentive stock options granted to Covered Employees must be granted by the committee which must have the requisite number of outside directors. Also, no individual Covered Employee may receive incentive stock options in any fiscal year relating to a number of shares of Class A Stock in excess of 2 1/2% of the number of shares of Class A Stock outstanding on the date the Board of Directors adopted the plan.

  Incentive Stock Options. Incentive stock options granted under the Incentive Stock Option Plan will have an exercise price per share equal to the fair market value of a share of Class A Stock on the date of the grant, except for incentive stock options granted to a participant who owns more than a ten percent interest in the Company or any of its affiliates, in which case the exercise price will be 110% of such fair market value. Options will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. Upon exercise, the exercise price may, at the discretion of the committee, be paid in cash, shares of Class A Stock, a combination thereof, or such other consideration as the committee may deem appropriate. The expiration date of options is set by the committee but may not be later than ten years following the date of the grant (or five years after the date of the grant for a participant who owns more than a ten percent interest in the Company or any of its affiliates).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  A participant who receives an incentive stock option will not realize income upon the grant or the exercise of the option. Although no income is realized by a participant upon the exercise of the incentive stock option and the Company is not entitled to a deduction, the difference between the fair market value of the Class A Stock covered by the option on the date of exercise and the exercise price of such stock is treated as an item of tax preference for alternative minimum income tax purposes. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt (and within two years after the initial grant of the option), gain or loss realized on the subsequent disposition of the shares will be treated as long-term capital gain or loss and the Company will not be entitled to any deduction. In the event of an earlier disposition, the participant will realize ordinary income and the Company will be entitled to a deduction equal to the amount of such income.

REASONS FOR APPROVAL

  The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to provide employees and directors with incentives to maintain and enhance the Company's long-term performance. The Incentive Stock Option Plan serves the Company's interests by continuing to provide the committee with discretion to award incentive stock options and in selecting the participants, the number, the type and the timing of such options, and the terms and conditions applicable to such options. Additionally, the plan is designed to permit grants of incentive stock options to Covered Employees to comply with the requirements of Section 162(m) of the Internal Revenue Code.

VOTE REQUIRED

  In accordance with applicable Delaware law and the Company's Restated Certificate of Incorporation, approval of Proposal No. 4 to approve the Incentive Stock Option Plan requires a majority vote of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon, present in person or by proxy, voting together as a single class, provided that the holders of Class A Stock will have one (1) vote per share and the holders of Class B Stock will have ten (10) votes per share.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE INCENTIVE STOCK OPTION PLAN AND ACCORDINGLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4.

               PROPOSAL NO. 5--ANNUAL MANAGEMENT INCENTIVE PLAN

  The Company's Board of Directors has adopted the Annual Management Incentive Plan (the "Annual Management Plan"), the implementation of which is subject to the approval of the Company's stockholders. The following discussion summarizes certain provisions of the Annual Management Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Annual Management Plan which is set forth in Appendix C to this Proxy Statement.

  The purpose of the Annual Management Plan is to enable the Company to attract and retain valued Company executives and to provide them with incentives to attain certain annual financial and performance goals. The Annual Management Plan is intended to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Code.

SUMMARY OF TERMS

  The Annual Management Plan establishes a vehicle for the payment of cash bonuses to participating executives and tying such bonuses to the performance of the Company with respect to certain financial criteria. The Annual Management Plan will be administered by a committee of the Company's Board of Directors, all of whom will be "outside directors" within the meaning of the Internal Revenue Code. The committee has not yet been established, and there are not enough outside directors at this time to constitute a committee satisfying the criteria established by the Annual Management Plan. The committee cannot be established, and the Annual Management Plan cannot be implemented, until the Company has sufficient outside directors meeting the qualifications of Section 162(m).

  Once the committee is created, it will establish specific annual performance targets corresponding to annual performance periods for each executive officer who participates in the plan. The performance targets will be based on one or more of the following business criteria: fair market value of the Class A Stock, shareholder value added, cash flow, earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, return on capital, return on assets or net assets, cost reduction or control, operating income or net operating income, operating margins/sales in one or more business segments or product lines, return on operating revenue, market share in one or more business segments or product lines, or on any combination thereof. Performance targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) under the Internal Revenue Code. Concurrently with the selection of the performance targets, the committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer.

  The eligible persons under the Annual Management Plan include certain key executives who are selected by the committee. No executives have yet been selected to participate in the plan; however, the Company contemplates that approximately 30 executives will initially be selected to participate.

  Under the Annual Management Plan, the maximum bonus any participating executive may receive in any one fiscal year is $2,000,000. In addition to this overall maximum, the committee has sole discretion to determine whether payment of any bonus will be deferred, subject in each case to the Annual Management Plan's terms and any other written commitment authorized by the committee. The committee may also take into account the effects of any extraordinary items in a manner consistent with the determination of the original bonus. All bonuses are to be paid in cash or cash equivalents.

  The Annual Management Plan may be amended, modified or terminated, in whole or in part, by the committee from time to time, but no amendment, modification or termination will be effective without Board and/or stockholder approval if such approval is required to comply with the applicable rules under Section 162(m).

  Because the committee has not yet been established, performance targets for the remainder of fiscal year 1998 have not been set and eligible executives have not been selected. If the Annual Management Plan is approved and any necessary outside directors are appointed to the Board of Directors permitting the creation of the committee, the committee may set partial year goals.

REASONS FOR APPROVAL

  The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to insure that the Company's executive compensation plans comply with the requirements of Code Section 162(m). The Board further believes that the Annual Management Plan is consistent with the Company's existing policies that closely relate executive compensation to the Company's performance. The Annual Management Plan also serves the Company's interests by granting the committee discretion both in selecting the criteria by which performance is to be measured and in determining the actual amount of each eligible executive's bonus within the maximum limits imposed pursuant to the plan.

VOTE REQUIRED

  In accordance with applicable Delaware law and the Company's Restated Certificate of Incorporation, approval of Proposal No. 5 to approve the Annual Management Plan requires a majority vote of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon, present in person or by proxy, voting together as a single class, provided that the holders of Class A Stock will have one (1) vote per share and the holders of Class B Stock will have ten (10) votes per share.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE ANNUAL MANAGEMENT INCENTIVE PLAN AND ACCORDINGLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 5.

               PROPOSAL NO. 6--SELECTION OF INDEPENDENT AUDITORS

  The firm of Arthur Andersen LLP, Certified Public Accountants, served as the independent auditors of the Company for the fiscal year ended February 28, 1997, and the Board of Directors has again selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending February 28, 1998. This selection will be presented to the stockholders for their ratification at the Meeting. The Board of Directors recommends a vote in favor of the proposal to ratify this selection and (unless otherwise directed therein) it is intended that the shares represented by the enclosed properly executed and returned proxy will be voted FOR such proposal. If the stockholders do not approve this selection, the Board of Directors may reconsider its choice.

  A representative of Arthur Andersen LLP is expected to be present at the Meeting. The representative will be given an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions concerning the audit of the Company's financial statements.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE SELECTION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING FEBRUARY 28, 1998 AND ACCORDINGLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 6.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

  In order for any stockholder proposal to be included in the Company's proxy statement to be issued in connection with the 1998 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February 26, 1998.

                             FINANCIAL INFORMATION

  The Company has furnished its financial statements to stockholders in its 1997 Annual Report, which accompanies this Proxy Statement. In addition, the Company will promptly provide, without charge to any stockholder, on the request of such stockholder, an additional copy of the 1997 Annual Report and the Company's most recent Form 10-K. Written requests for such copies should be directed to Canandaigua Wine Company, Inc., Attention: Kristen H. Jenks, Vice President, 116 Buffalo Street, Canandaigua, New York 14424; telephone number (716) 394-7900.

                                     OTHER

  As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          ROBERT SANDS, Secretary

Dated at Canandaigua, New York

June 26, 1997

                                                                     APPENDIX A

                        CANANDAIGUA WINE COMPANY, INC.

                        LONG-TERM STOCK INCENTIVE PLAN

  This Long-Term Stock Incentive Plan, which amends and restates in its entirety the Canandaigua Wine Company, Inc. Stock Option and Stock Appreciation Right Plan, was approved by the Board of Directors of the Company by unanimous written consent as of June 23, 1997, to be effective immediately. Certain capitalized terms used in the Plan are defined in Annex A.

1. PURPOSE

  The Plan is designed to provide the Company with increased flexibility to attract and retain valued employees and directors and to provide them with incentives to maintain and enhance the Company's long-term performance record by aligning the interests of the Participants and the stockholders of the Company.

2. ADMINISTRATION

  The Plan shall be administered by the Committee. The Committee shall possess the authority, in its discretion, (a) to determine the employees and directors of the Company to whom Awards shall be granted and the time or times at which Awards shall be granted; (b) to determine at the time of grant the number of shares to be subject to each Award; (c) to prescribe the form of the instrument representing such Award; (d) to establish any appropriate terms and conditions applicable to the Awards including any limitations on grants, vesting or exercisability, and to make any amendments to such instruments or the Awards which may, without limitation, include any acceleration of vesting or exercisability, waiver of any condition or requirement or taking of other action consistent with the purposes of the Plan; (e) to interpret and construe the Plan; (f) to make and amend rules and regulations relating to the Plan; and (g) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations shall be conclusive and binding on all Participants and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted under the Plan.

  No outstanding Award may be exercised by any person if the Participant to whom the Award is granted (x) is, or at any time after the date of grant has been, in competition with the Company or its affiliates or (y) has been terminated by the Company for Cause. The Committee shall determine, in its discretion, whether a Participant's actions constitute competition with the Company or its affiliates.

3. ELIGIBLE EMPLOYEES AND NON-EMPLOYEE DIRECTORS

  All employees of the Company are eligible to receive Awards under the Plan. Awards may be made to non-employee directors of the Company. No Awards under the Plan shall be made to Covered Employees which are intended to qualify under Section 162(m) of the Code until the Plan is approved by stockholders of the Company.

4. SHARES AVAILABLE; TYPES OF AWARDS

  The total number of shares of the Company's Common Stock available for Awards under the Plan in the aggregate shall not exceed four million shares. The maximum number of Shares which may be subject to Awards granted to any Covered Employee in any fiscal year shall not exceed 2 1/2% of the outstanding Common Stock as of the date the Plan is approved by the Board of Directors. Shares subject to Awards may be authorized and unissued shares or may be treasury shares.

  If an Award expires, terminates or is cancelled without being exercised or becoming vested, new Awards may thereafter be granted under the Plan covering such shares unless the applicable Rules under Section 16(b) of the Exchange Act or Section 162(m) of the Code require otherwise.

  The Committee may make Awards from time to time in any one or more of the following types singly or in tandem: Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock or Other Stock-Based Awards.

5. STOCK OPTIONS

  Stock Option Awards under the Canandaigua Wine Company, Inc. Stock Option and Stock Appreciation Right Plan made prior to the date this Long-Term Stock Incentive Plan was adopted by the Board of Directors shall remain outstanding and in full force in accordance with their terms. Each Stock Option Award shall specify the following terms and conditions, as well as any other terms, conditions, limitations and restrictions specified by the Committee:

  (a) Exercise Price. The exercise price per Share under each Stock Option shall be specified by the Committee, provided that the exercise price per Share for each Stock Option granted to a Covered Employee shall equal the Fair Market Value of the Common Stock on the date the Award is granted.

  (b) Duration of Option. The duration of each Stock Option shall be specified. Stock Options must be exercised on or before 5:00 p.m. Eastern Time on their expiration date.

  (c) Exercise Terms. Each Stock Option granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Options may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Appreciation Rights will cause the immediate automatic expiration of related Stock Options on the terms and conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the vesting or exercise of any Stock Option as it deems appropriate.

  (d) Payment of Exercise Price. A Stock Option shall be exercised upon such notice as is required by the Committee accompanied by payment in full of the exercise price for the Shares being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan.

6. STOCK APPRECIATION RIGHTS

  Stock Appreciation Rights may be granted by the Committee in Awards which are in tandem with Stock Options or freestanding. Tandem Awards may be granted at the same time as the grant of the related Stock Option or at any time thereafter prior to the end of the exercise period for the related Stock Option.

  (a) Value. The value of each Stock Appreciation Right shall be the difference between the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right and the reference amount specified in the Award, which for each Stock Appreciation Right granted in tandem with a Stock Option shall be not less than the exercise price of the related Stock Option. The reference amount for each Stock Appreciation Right granted to a Covered Employee shall not be less than the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right.

  (b) Duration of Stock Appreciation Right. The duration of each Stock Appreciation Right shall be specified. Each tandem Stock Appreciation Right shall specify the Stock Option to which it is related and the terms and conditions under which exercise or expiration of the related Stock Option will result in automatic expiration of the related Stock Appreciation Right and the terms and conditions on which exercise or expiration of the Stock Appreciation Right will result in automatic expiration of the related Stock Option.

  (c) Exercise Terms. Each Stock Appreciation Right granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Appreciation Rights may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Options will cause the immediate automatic expiration of related Stock Appreciation Rights on the terms and conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the exercise of any Stock Appreciation Right as specified in the Award as it deems appropriate, including such additional limitations or conditions on the vesting or exercise of any Stock Appreciation Right as it deems appropriate. A Stock Appreciation Right shall be exercised upon such notice as is required by the Committee.

7. RESTRICTED STOCK

  Shares of Restricted Stock may be granted by the Committee from time to time in its discretion to Participants subject to such terms and conditions as may be required by law or are specified in the Award, including any payment required for the Shares. The Award will also specify the availability of dividends and other distributions with respect to which Shares of Restricted Stock are entitled and the voting rights, if any, associated with such Shares of Restricted Stock. Restricted Stock Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall only be made if payout is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied and the number of Shares of Restricted Stock deliverable as a result thereof, prior to the delivery of any such Shares to Covered Employees. In any fiscal year, the value of Restricted Stock Awards to any individual Covered Employee shall not exceed $2.5 million (measured by the difference between the amount of any payment for the Shares by the Participant and the Fair Market Value of the Shares on the date of the Award).

8. OTHER STOCK-BASED AWARDS

  From time to time in its discretion, the Committee may grant Other Stock-Based Awards to any Participant on such terms and conditions as may be determined by the Committee and specified in the Award. Grants of Other Stock-Based Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall only be made if payout or exercise is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied, and the number of Shares or other compensation deliverable as a result thereof, prior to the delivery of any such Shares or compensation to Covered Employees. Any exercise of Other Stock-Based Awards shall be made upon such notice as is required by the Committee to the Company accompanied by payment in full of any exercise price for the Shares or other compensation being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan. In any fiscal year, the value of Other Stock-Based Awards to any individual Covered Employee shall not exceed $2.5 million (measured by the difference between the amount of any payment or exercise price for the Award by the Participant and the Fair Market Value of the Shares or the Award on the date of the Award).

9. PAYMENT FOR PURCHASE OR EXERCISE OF AWARDS

  The exercise price of Stock Options and any Other Stock-Based Awards providing for exercise prices and the purchase price for any Restricted Stock or Other Stock-Based Awards for purchase prices shall be paid to the Company upon exercise or acquisition of such Award in the manner which the Committee may determine which may include by (a) delivery of cash or a check in the amount of the price of the Award, (b) tendering previously acquired Shares having a Fair Market Value at the time of delivery equal to the price of the Award, (c) delivery of irrevocable instructions to a broker or other agent acceptable to the Company to promptly sell Shares received under the Award and to deliver to the Company the amount of proceeds to pay the price related to such Award, or (d) such other method of payment as the Committee in its discretion deems appropriate, in each case together with all applicable withholding taxes as provided in Section 10. Previously acquired Shares tendered in payment must have been owned by Participant for at least six months prior to the tender in payment of an Award.

10. WITHHOLDING TAXES

  Whenever required by law in connection with an Award, the Company shall require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate or certificates for Shares or to take any other appropriate action to satisfy such withholding requirements, including any method permitted for payment under Section 9 as determined by the Committee. To the extent permitted under such rules as the Committee may promulgate and in compliance with any requirements to avoid violations under Section 16(b) of the Exchange Act and related Rules, the Participant may satisfy such obligation in whole or in part by electing to have the Company withhold Shares from the Shares to which the Participant is otherwise entitled under the Award.

11. PERFORMANCE CRITERIA

  For each Award of Restricted Stock or Other Stock-Based Award intended to qualify as "performance based compensation" under Section 162(m) of the Code and related Rules, the Committee shall select the applicable Performance Criteria, Performance Period and Performance Target for the Award consistent with the terms of the Plan and Section 162(m). The Committee may select Performance Criteria, Performance Periods and Performance Targets for Restricted Stock and Other Stock-Based Awards for Participants other than Covered Employees in its discretion. The Committee shall have no discretion to increase the amount of compensation payable to Covered Employees if a Performance Target has been attained, but the Committee may adjust compensation to increase the amount, in its discretion, to any other Participant. The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Award, provided, however, no such adjustment may be made with respect to any Award to a Covered Employee which is intended to qualify as "performance based compensation" unless such adjustment satisfies the requirements of Code Section 162(m) and the related Rules.

  For Awards to Covered Employees which are intended to qualify as "performance based compensation" under Code Section 162(m), the Performance Target with respect to the selected Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and the Rules thereunder and while the performance relating to the Performance Target remains substantially uncertain within the meaning of such
Section 162(m) and Rules. At the time the Performance Targets are established, the Committee shall provide, in terms of an objective formula or standard for each Covered Employee, the method of computing the specific amount that will represent the maximum number of Shares or amount of other compensation payable to the Participant if the Performance Target is attained.

12. AWARDS NOT TRANSFERABLE

  Unless transferability is permitted under certain conditions as determined by the Committee, no Award is transferable by the Participant other than (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order, or (iii) to the extent permitted under the Plan, the Award or interpretation of the Committee, by gift to family members or by gift or permitted non-cash exchange to entities beneficially owned by family members or other permitted transferees, and shall be exercisable only by the Participant, the Participant's legal representative, or the Participant's permitted transferees. Shares of Restricted Stock may not be sold or otherwise transferred until ownership vests in the Participant.

13. GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

  The Company shall not be required to deliver any certificate upon the grant, vesting or exercise of any Award until it has been furnished with such documents as it may deem necessary to insure compliance with any law or Rules of the SEC or any other governmental authority having jurisdiction under the Plan. Certificates for Shares delivered upon such grant or exercise shall bear legends restricting transfer or other restrictions or conditions to the extent required by law or determined by the Committee. Each Award under the Plan is subject to the condition that, if at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Award under any state or federal law or other applicable Rule, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the granting of such Awards or the issue or purchase of Shares thereunder, such Awards may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

14. TERMINATION OF EMPLOYMENT

  If the employment of a Participant terminates by reason of the Participant's Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant's designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of one year after the date of Retirement, Disability or death but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of Retirement, Disability or death and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of Retirement, Disability or death shall terminate immediately on the date of termination (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant). Upon termination of the Participant's employment for any reason other than Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant's designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of thirty days after the date of termination but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of termination and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of termination other than by reason of Retirement, Disability or death shall terminate immediately on the date of termination (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant).

  Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling the Participant to reemployment in a comparable position by law or Rule shall not constitute a termination of employment for purposes of the Plan unless the Participant does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or Rule.

15. ADJUSTMENT OF AWARDS

  In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4 for the Plan, the number and kind of shares which thereafter are subject to an Award under the Plan and the number and kind of unexercised Stock Options or Other Stock-Based Awards and the number of Shares of Restricted Stock and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

16. NO EMPLOYMENT RIGHTS

  The Plan and any Awards granted under the Plan shall not confer upon any Participant any right with respect to continuance as an employee of the Company, nor shall the Plan or such Awards interfere in any way with the right of the Company to terminate the Participant's position as an employee or director at any time.

17. RIGHTS AS A SHAREHOLDER

  The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying Shares are issued to the recipient, except as otherwise specifically provided by the Committee.

18. SECTION 162(m) CONDITIONS

  It is the intent of the Company that the Plan and Awards granted under the Plan satisfy and be interpreted in a manner that satisfies any applicable requirements of Code Section 162(m) as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Award intended (or required in order) to satisfy the applicable requirements of Code Section 162(m) are applicable only to Covered Employees.

19. AMENDMENT AND DISCONTINUANCE

  The Plan and any Award outstanding under the Plan may be amended, modified or terminated by the Committee at any time and all Awards shall be subject to the Plan, as amended from time to time, except that the Committee may not, without approval of the Participant to whom the Award was granted or his legal representative or permitted transferee adversely affect the rights of such person under such Award. No amendment, modification, or termination of the Plan shall be effective without stockholder approval if such approval is required under applicable law or Rule or any regulation of the stock market on which the Common Stock is traded.

20. CHANGE IN CONTROL

  (a) Notwithstanding other provisions of the Plan, in the event of a Change in Control of the Company, all of a Participant's Awards shall become immediately vested and exercisable or fully earned at the maximum amount, except with respect to Covered Employees for "performance based compensation" as otherwise determined by the Committee.

  (b) In the event of a Change in Control, in the discretion of the Committee, each Participant who is a Section 16 insider with respect to whom the Change in Control might result in a violation under Section 16(b) of the Exchange Act, may receive, in exchange for the surrender of the Stock Option, an amount of cash equal to the difference between the fair market value (based on the kind and amount of any securities, cash, other property or other consideration to be received with respect to each Share in the Change in Control transaction as determined by the Committee) of the Common Stock covered by the Award and the option price of such Common Stock under the Stock Option or to receive, in exchange for any other Award, an amount of cash equivalent to such fair market value had the Participant received the Shares or other compensation as intended under the Award prior to the Change in Control.

  (c) Notwithstanding the foregoing, the Plan and any Awards outstanding under the Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

21. GOVERNING LAW

  The Plan and any Award made pursuant to it shall be construed under the laws of the State of Delaware.

                                          CANANDAIGUA WINE COMPANY, INC.
Dated: June 23, 1997

                                          By: /s/ Richard Sands
                                              ------------------------

                                          Title: President
                                              ------------------------

Date of Stockholder Approval ___________

                                    ANNEX A
                                      TO
                        LONG-TERM STOCK INCENTIVE PLAN

                              CERTAIN DEFINITIONS

  Capitalized terms used in the Plan shall have the meanings set forth below:

  "AWARD" means any grant of Stock Options, Restricted Stock, Stock Appreciation Rights or Other Stock-Based Award under the Plan.

  "CAUSE" means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participant is subject to a written agreement with the Company "cause" shall have the meaning set forth in that agreement.

  "CHANGE IN CONTROL" means:

    (a) there shall be consummated

        (i)any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

        (ii)any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

    (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

    (c) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the voting control of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

    (d) individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

  "CODE" means the Internal Revenue Code of 1986, as amended.

  "COMPANY" means Canandaigua Wine Company, Inc. and its Subsidiaries, except where the context indicates that only the parent company is intended.

  "COMMITTEE" means the committee appointed by the Company's Board of Directors (the "Committee") consisting of not fewer than the number of members of the Board of Directors required under Code Section 162(m) and the Rules of the IRS thereunder for determining performance based compensation which is deductible by the Company who are "outside directors" as defined from time to time under the IRS Rules and, to the extent possible are also "Non-Employee Directors" as defined from time to time under the SEC Rules for approval of Awards exempt from Section 16(b). If any member of the Committee does not qualify as an "outside director", Awards under the Plan for Covered Employees shall be administered by a subcommittee of the Committee comprised solely of members who qualify as outside directors to the extent desireable to preserve the deductibility of such compensation under Section 162(m) of the Code and such subcommittee shall constitute the Committee for all purposes under the Plan. The full Board of Directors, in its discretion, may act as the Committee under the Plan and shall do so with respect to grants of Awards to non-employee directors. The Committee may delegate to selected officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to management, the term "Committee" as used herein shall include the officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors shall retain overall responsibility for the operation of the Plan. Management acting pursuant to delegated authority shall not make Awards under the Plan to any Covered Employees or other Section 16 insider.

  "COMMON STOCK" means the Class A Common Stock of the Company, par value $.01 per Share.

  "COVERED EMPLOYEE" means the Chief Executive Officer of the Company and the four other most highly compensated officers of the Company as such term is defined under the Rules promulgated under Section 162(m) of the Code and such other officers as may be designated by the Committee.

  "DISABILITY" means the inability of a Participant to perform his or her duties for a period in excess of the applicable statutory short-term disability coverage provided by the Company. The date of termination with respect to Disability shall be the day following the date such short term disability protection lapses.

  "EXTRAORDINARY ITEMS" means (a) items presented as such (or other comparable terms) on the Company's audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the "management's discussion and analysis" of the financial statements in a period report filed with the SEC under the Exchange Act.

  "FAIR MARKET VALUE" of a Share means the closing price of the Common Stock on the NASDAQ Stock Market or other national stock exchange on which the Common Stock is actively traded for the date as reported in the Wall Street Journal, Eastern Edition or such other standard reference service as the Committee may select.

  "IRS" means the Internal Revenue Service and, if the context permits, the courts interpreting the Code.

  "OTHER STOCK-BASED AWARD" means an Award granted pursuant to Section 8 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

  "PARTICIPANT" means any employee of the Company or non-employee director of the Company who has received an Award under the Plan.

  "PERFORMANCE CRITERIA" means one or more of the following performance criteria selected by the Committee with respect to any performance-based
Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets,
(i) cost reduction or control, (j) operating income or net operating income,
(k) operating margins/sales in one or more business segments or product lines,
(l) return on operating revenue, and (m) market share in one or more business segments or product lines. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company's peers.

  "PERFORMANCE PERIOD" means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

  "PERFORMANCE TARGET" means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

  "PLAN" means the Long-Term Stock Incentive Plan of the Company, as amended from time to time.

  "RESTRICTED STOCK" means Shares granted pursuant to Section 7 of the Plan which are subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

  "RETIREMENT" means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company (which shall include entities acquired by the Company, if the Committee so determines).

  "RULES" means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

  "SEC" means the Securities and Exchange Commission.

  "SHARES" means shares of the Company's Class A Common Stock, par value $.01 per share.

  "STOCK OPTION" means any nonqualified Stock Option granted pursuant to
Section 5 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award and the Plan.

  "SUBSIDIARIES" means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

  OTHER TERMS: Any other terms used in the Plan which are defined in Sections 83, 162(m) or 421 of the Internal Revenue Code as amended, or the Rules thereunder or corresponding provisions of subsequent laws and Rules in effect at the time Awards are made under the Plan, shall have the meanings set forth in such laws or Rules.

                                                                     APPENDIX B

                        CANANDAIGUA WINE COMPANY, INC.

                          INCENTIVE STOCK OPTION PLAN

  This Incentive Stock Option Plan was approved by the Board of Directors of the Company by unanimous written consent as of June 23, 1997 and shall be effective upon approval by the stockholders of the Company. Certain capitalized terms used in the Plan are defined in Annex A.

1. PURPOSE

  The Plan is designed to enable the Company to attract and retain valued employees and to provide them with incentives to maintain and enhance the Company's long-term performance record by aligning the interests of the Participants and the stockholders of the Company through the grant of Incentive Stock Options.

2. ADMINISTRATION

  The Plan shall be administered by the Committee. The Committee shall possess the authority, in its discretion, (a) to determine the employees of the Company to whom Incentive Stock Options shall be granted and the time or times at which such Incentive Stock Options shall be granted; (b) to determine at the time of grant the number of shares to be subject to each Incentive Stock Option; (c) to prescribe the form of the instrument representing such Incentive Stock Option; (d) to establish any appropriate terms and conditions applicable to the Incentive Stock Options, including any limitations on grants, vesting or exercisability, and to make any amendments to such instruments or the Incentive Stock Options which may, without limitation, include any acceleration of vesting or exercisability, waiver of any condition or requirement or taking of other action consistent with the purposes of the Plan; (e) to interpret and construe the Plan; (f) to make and amend rules and regulations relating to the Plan; and (g) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations shall be conclusive and binding on all Participants and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Incentive Stock Option granted under the Plan.

  No outstanding Incentive Stock Option may be exercised by any person if the Participant to whom the Incentive Stock Option is granted (x) is, or at any time after the date of grant has been, in competition with the Company or its affiliates or (y) has been terminated by the Company for Cause. The Committee shall determine, in its discretion, whether a Participant's actions constitute competition with the Company or its affiliates.

3. ELIGIBLE EMPLOYEES

  All employees of the Company are eligible to receive Incentive Stock Options under the Plan.

4. SHARES AVAILABLE

  The total number of shares of the Company's Common Stock available for Incentive Stock Options under the Plan in the aggregate shall be one million shares. The maximum number of Shares which may be subject to Incentive Stock Options granted to any individual Covered Employee in any fiscal year shall not exceed 2 1/2% of the outstanding Common Stock as of the date the Plan is approved by the Board of Directors. Shares subject to Incentive Stock Options may be authorized and unissued shares or may be treasury shares.

  If an Option expires, terminates or is cancelled without being exercised or becoming vested, new Incentive Stock Options may thereafter be granted under the Plan covering such shares unless the applicable Rules under Section 16(b) of the Exchange Act or Sections 162(m) or 422 of the Code require otherwise.

5. INCENTIVE STOCK OPTIONS

  The Committee shall make such awards of Incentive Stock Options as it shall, in its discretion, determine. Only employees of the Company shall be eligible to receive Incentive Stock Options. No Incentive Stock Options shall be granted more than ten years after the date the Plan is approved by the Board of Directors. Each Stock Option Award shall specify the following terms and conditions, as well as any other terms, conditions, limitations and restrictions specified by the Committee:

    (a) Exercise Price. The exercise price per Share for each Incentive Stock Option shall equal the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. If any Incentive Stock Option is granted to a Participant who at the time of the Incentive Stock Option is a Ten-Percent Holder, the exercise price of the Incentive Stock Option shall be at least 110% of the Fair Market Value on the date the Incentive Stock Option is made.

    (b) Duration of Option. The duration of each Incentive Stock Option shall be specified. Each Incentive Stock Option shall specify that it shall not be exercisable after the expiration of ten years from the date such option is granted unless a longer term is permitted or a shorter term is required under Section 422 of the Code. In the case of an Incentive Stock Option granted to a Ten-Percent Holder, the Incentive Stock Option shall not, by its terms, be exercisable more than five years from its date of grant.

    (c) Exercise Terms. Each Incentive Stock Option granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Options may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Incentive Stock Option until the expiration of the exercise period specified in the Incentive Stock Option. Incentive Stock Options may only be exercised by the Participant (or his legal representative, if Participant is disabled) during Participant's lifetime.

    (d) Payment of Exercise Price. An Incentive Stock Option shall be exercised upon such notice as is required by the Committee accompanied by payment in full of the exercise price for the Shares being acquired in such form as the Committee may provide in accordance with Section 6 of the Plan, together with all applicable withholding taxes as provided in Section 7 of the Plan.

    (e) Maximum Value of Incentive Stock Options. The aggregate Fair Market Value (on the date of grant) of the Shares as to which all incentive stock options granted under the Plan or any other plan of the Company first become exercisable during any calendar year by a Participant shall not exceed $100,000.

6. PAYMENT FOR EXERCISE OF INCENTIVE STOCK OPTIONS

  The exercise price of Incentive Stock Options shall be paid to the Company upon exercise in the manner which the Committee may determine, which may include (a) delivery of cash or a check in the amount of the exercise price of the Shares to be acquired under the Incentive Stock Option, (b) tendering previously acquired Shares having a Fair Market Value at the time of delivery equal to the exercise price of the Shares to be acquired under the Incentive Stock Option, (c) delivery of irrevocable instructions to a broker or other agent acceptable to the Company to promptly sell Shares received under the Incentive Stock Option and to deliver to the Company the amount of proceeds to pay the exercise price related to the Shares to be acquired under the Incentive Stock Option, or (d) such other method of payment as the Committee in its discretion deems appropriate, in each case together with all applicable withholding taxes as provided in Section 7. Previously acquired Shares tendered in payment must have been owned by Participant for at least six months prior to the tender in payment of an Option.

7. WITHHOLDING TAXES

  Whenever required by law in connection with an Incentive Stock Option, the Company shall require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate or certificates for Shares or to take any other appropriate action to satisfy such withholding requirements, including any method permitted for payment under Section 6 as determined by the Committee. To the extent permitted under such rules as the Committee may promulgate and in compliance with any requirements to avoid violations under Section 16(b) of the Exchange Act and related Rules, the Participant may satisfy such obligation in whole or in part by electing to have the Company withhold Shares from the Shares to which the Participant is otherwise entitled under the Incentive Stock Option.

8. INCENTIVE STOCK OPTIONS NOT TRANSFERABLE

  Unless transferability is permitted under certain conditions as determined by the Committee and applicable IRS Rules for incentive stock options, no Incentive Stock Option is transferable by the Participant other than by will or the laws of descent and distribution. An Incentive Stock Option shall be exercisable only by the Participant, the Participant's legal representative, or the Participant's permitted transferees.

9. GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

  The Company shall not be required to deliver any certificate upon the exercise of any Incentive Stock Option until it has been furnished with such documents as it may deem necessary to insure compliance with any law or Rules of the SEC or any other governmental authority having jurisdiction under the Plan. Certificates for Shares delivered upon such grant or exercise shall bear legends restricting transfer or other restrictions or conditions to the extent required by law or determined by the Committee. Each Incentive Stock Option under the Plan is subject to the condition that, if at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Incentive Stock Option under any state or federal law or other applicable Rule, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the granting of such Incentive Stock Options or the issue or purchase of Shares thereunder, such Incentive Stock Options may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

10. TERMINATION OF EMPLOYMENT

  If the employment of a Participant terminates by reason of the Participant's Disability or death, any Incentive Stock Option may be exercised by the Participant, the Participant's designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Option or the expiration of one year after the date of Disability or death but only if, and to the extent that the Participant was entitled to exercise or receive the Incentive Stock Option at the date of Disability or death and subject to such other terms and conditions as may be specified in the Incentive Stock Option. In the event of the Participant's Retirement or other termination of employment, any Incentive Stock Option may be exercised by the Participant, the Participant's designated beneficiary or legal representative at any time on or prior to the earlier of the expiration date of the option or the expiration of thirty days after the date of Retirement or termination but only if, and to the extent that, the Participant was entitled to exercise the Incentive Stock Option at the date of Retirement or termination, subject to such other terms and conditions as may be specified in the Incentive Stock Option and the Plan. All Incentive Stock Options or any portion thereof not yet vested or exercisable on the date of Disability or death shall terminate immediately on the date of termination. All Incentive Stock Options or any portion thereof not yet vested or exercisable on the date of termination other than by reason of Disability or death shall terminate immediately on the date of termination.

11. ADJUSTMENT OF INCENTIVE STOCK OPTIONS

  In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4 for the Plan, the number and kind of shares which thereafter are subject to Incentive Stock Options under the Plan and the number and kind of unexercised Incentive Stock Options and the exercise price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

12. NO EMPLOYMENT RIGHTS

  The Plan and any Incentive Stock Options granted under the Plan shall not confer upon any Participant any right with respect to continuance as an employee of the Company, nor shall the Plan or such Incentive Stock Options interfere in any way with the right of the Company to terminate the Participant's position as an employee or director at any time.

13. RIGHTS AS A SHAREHOLDER

  The recipient of any Incentive Stock Option under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying Shares are issued to the recipient, except as otherwise specifically provided by the Committee.

14. SECTION 162(m) CONDITIONS

  It is the intent of the Company that the Plan and Incentive Stock Options granted under the Plan satisfy and be interpreted in a manner that satisfies any applicable requirements of Code Section 162(m) as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Incentive Stock Option intended (or required in order) to satisfy the applicable requirements of Code Section 162(m) are applicable only to Covered Employees.

15. AMENDMENT AND DISCONTINUANCE

  The Plan and any Incentive Stock Option outstanding under the Plan may be amended, modified or terminated by the Committee at any time and all Incentive Stock Options shall be subject to the Plan as amended from time to time, except that the Committee may not, without approval of the Participant to whom the Incentive Stock Option was granted or his legal representative or permitted transferee adversely affect the rights of such person under such Incentive Stock Option. No amendment, modification, or termination of the Plan shall be effective without stockholder approval if such approval is required under applicable law or Rule or any regulation of the stock market on which the Common Stock is traded.

16. CHANGE IN CONTROL

  (a) Notwithstanding other provisions of the Plan, in the event of a Change in Control of the Company, all of a Participant's Incentive Stock Options shall become immediately vested and exercisable or fully earned at the maximum amount, except with respect to Covered Employees for "performance based compensation" as otherwise determined by the Committee.

  (b) In the event of a Change in Control, in the discretion of the Committee,each Participant who is a Section 16 insider with respect to whom the Change in Control might result in a violation under Section 16(b) of the Exchange Act, may receive, in exchange for the surrender of the Incentive Stock Option, an amount of cash equal to the difference between the fair market value (based on the kind and amount of any securities, cash, other property or other consideration to be received with respect to each Share in the Change in Control transaction as determined by the Committee) of the Common Stock covered by the Incentive Stock Option and the option price of such Common Stock under the Incentive Stock Option.

  (c) Notwithstanding the foregoing, the Plan and any Incentive Stock Options outstanding under the Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

17. GOVERNING LAW

  The Plan and any Incentive Stock Option made pursuant to it shall be construed under the laws of the State of Delaware.

                                          CANANDAIGUA WINE COMPANY, INC.
Dated: June 23, 1997

                                          By:  /s/ Richard Sands
                                              _________________________________


                                          Title: President
                                                 ______________________________

Date of Stockholder Approval ___________

                                    ANNEX A
                                      TO
                          INCENTIVE STOCK OPTION PLAN

                              CERTAIN DEFINITIONS

  Capitalized terms used in the Plan shall have the meanings set forth below:

  "CAUSE" means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participant is subject to a written agreement with the Company "cause" shall have the meaning set forth in that agreement.

  "CHANGE IN CONTROL" means:

    (a) there shall be consummated:

        (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

        (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

    (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

    (c) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the voting control of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

    (d) individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

  "CODE" means the Internal Revenue Code of 1986, as amended.

  "COMPANY" means Canandaigua Wine Company, Inc. and its Subsidiaries, except where the context indicates that only the parent company is intended.

  "COMMITTEE" means the committee appointed by the Company's Board of Directors (the "Committee") consisting of not fewer than the number of members of the Board of Directors required under Code Section 162(m) and the Rules of the IRS thereunder for determining performance based compensation which is deductible by the Company who are "outside directors" as defined from time to time under the IRS Rules and, to the extent possible are also "Non-Employee Directors" as defined from time to time under the SEC Rules for approval of Incentive Stock Options exempt from Section 16(b). If any member of the Committee does not qualify as an "outside director", Incentive Stock Options under the Plan for Covered Employees shall be administered by a subcommittee of the Committee comprised solely of members who qualify as outside directors to the extent desireable to preserve the deductibility of such compensation under Section 162(m) of the Code and such subcommittee shall constitute the Committee for all purposes under the Plan. The full Board of Directors, in its discretion, may act as the Committee under the Plan. The Committee may delegate to selected officers of the Company individually or acting as a committee any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to management, the term "Committee" as used herein shall include the officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors shall retain overall responsibility for the operation of the Plan. Management acting pursuant to delegated authority shall not make awards under the Plan to any Covered Employees or other Section 16 insider.

   "COMMON STOCK" means the Class A Common Stock of the Company, par value $.01 per Share.

  "COVERED EMPLOYEE" means the Chief Executive Officer of the Company and the four other most highly compensated officers of the Company as such term is defined under the Rules promulgated under Section 162(m) of the Code and such other officers as may be designated by the Committee.

  "DISABILITY" means the inability of a Participant to perform his or her duties for a period in excess of the applicable statutory short-term disability coverage provided by the Company. The date of termination with respect to Disability shall be the day following the date such short term disability protection lapses.

  "FAIR MARKET VALUE" of a Share means the closing price of the Common Stock on the NASDAQ Stock Market or other national stock exchange on which the Common Stock is actively traded for the date as reported in the Wall Street Journal, Eastern Edition or such other standard reference service as the Committee may select.

  "IRS" means the Internal Revenue Service and, if the context permits, the courts interpreting the Code.

  "INCENTIVE STOCK OPTION" means any Stock Option granted under the Plan all of which are designated as "incentive stock options" within the meaning of
Section 422 of the Code or any successor or replacement provision.

  "PARTICIPANT" means any employee of the Company who has received an Incentive Stock Option under the Plan.

  "PLAN" means the Incentive Stock Option Plan of the Company, as amended from time to time.

  "RETIREMENT" means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company (which shall include entities acquired by the Company, if the Committee so determines).

  "RULES" means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

  "SEC" means the Securities and Exchange Commission.

  "SHARES" means shares of the Company's Class A Common Stock, par value $.01 per share.

  "SUBSIDIARIES" means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

  "TEN PERCENT HOLDER" means a Participant who owns stock possessing more than ten percent of the total combined voting power of all classes of capital stock outstanding on the date of determination.

  OTHER TERMS: Any other terms used in the Plan which are defined in Sections 83, 162(m) or 421 of the Internal Revenue Code as amended, or the Rules thereunder or corresponding provisions of subsequent laws and Rules in effect at the time Incentive Stock Options are granted under the Plan, shall have the meanings set forth in such laws or Rules.

                                                                    APPENDIX C

                        CANANDAIGUA WINE COMPANY, INC.

                       ANNUAL MANAGEMENT INCENTIVE PLAN

  This Annual Management Incentive Plan was approved by the Board of Directors of the Company on June 23, 1997 and shall be effective upon approval by the stockholders. Certain capitalized terms used in the Plan are defined in Annex A.

1. PURPOSE

  The Plan is designed to enable the Company to attract and retain valued employees and to provide them with incentives to attain certain annual performance goals.

2. ADMINISTRATION

  The Plan shall be administered by a Committee of the Company's Board of Directors. This Committee shall consist of at least two members of the Company's Board of Directors, all of whom are (a) "outside directors" within the meaning of Section 162(m), and (b) not eligible to participate in the Plan. Subject to the Plan, the Committee shall possess the sole authority, in its discretion, to (i) establish and administer the Performance Criteria and Performance Targets, (ii) select the Participating Executives who will receive Bonuses under the Plan, (iii) determine the amount of such Bonuses and any terms, conditions or limitations on the payment of any Bonuses, (iv) interpret the Plan, (v) make and amend rules and regulations relating to the Plan, and
(vi) make all other determinations necessary or advisable for the administration of the Plan.

3. TERMS AND CONDITIONS OF BONUSES

  For each Performance Period, the Committee shall select, at the time the Performance Criteria and Performance Targets are determined, the Participating Executives. Each Participating Executive may receive a Bonus if and only if the Performance Targets established by the Committee, relative to the applicable Performance Criteria, are attained. The applicable Performance Period and Performance Targets shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Bonus, provided, however, no such adjustment may be made with respect to any Bonus to a Participating Executive which is intended to qualify as "performance based compensation" unless such adjustment satisfies the requirements of Section 162(m) and the related Rules.

  The Performance Target with respect to the Performance Criteria must be established by the Committee in advance of the deadlines applicable under
Section 162(m) and while the performance relating to the Performance Target remains substantially uncertain within the meaning of Section 162(m). At the time the Performance Target is established, the Committee shall provide, in terms of an objective formula or standard for each Participating Executive, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target is attained.

  Notwithstanding any other provision hereof, no Participating Executive shall receive a Bonus under the Plan for any fiscal year or other Performance Period in excess of $2 million. Any Bonuses awarded by the Committee under the Plan shall be paid within 30 days after year-end financial results are reported or, if later, as soon as practicable following the Committee's determinations and certification under this Section. Any such payment shall be in cash or cash equivalent, subject to applicable withholding requirements. Notwithstanding the foregoing, the Committee may, in its sole discretion, defer the payout of any Bonus. In the case of the delay of a Bonus otherwise payable at or after the attainment and certification of the applicable Performance Target, any additional amount payable as a result of the delay shall be limited to the Moody's Average Corporate Bond Yield during the deferral period.

  No Participating Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

4. TERMINATION OF EMPLOYMENT

  If the employment of a Participating Executive terminates by reason of such Participating Executive's Retirement, Disability, death or involuntary termination without Cause, a ratable portion of any applicable Bonus shall be paid, subject to the attainment of the applicable Performance Target, at or after the attainment and certification of the applicable Performance Target at the end of the fiscal year or other Performance Period. The ratable portion of the Bonus shall be determined by multiplying the bonus by a fraction, the numerator of which is the number of full or partial months during the Performance Period during which the Participating Executive was employed, and the denominator of which is the number of calendar months in the Performance Period. Upon termination of the Participating Executive's employment by voluntary resignation or for Cause, all Bonuses for which the Participating Executive may be eligible shall be forfeited unless the Committee otherwise expressly so provides in a written contract or other written instrument.

5. ADJUSTMENTS

  In the event of any change in the Company's applicable accounting principles or practices by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares, rights offering or other similar change which occurs after the Performance Targets are established for a given Performance Period, the amount of the Bonuses paid under the Plan for such Performance Period shall be automatically adjusted consistent with such change to prevent dilution or enlargement of the Bonuses under the Plan.

6. NO EMPLOYMENT RIGHTS

  The Plan shall not confer upon any Participating Executive any right with respect to continuance as an employee of the Company, nor shall it interfere in any way with the right of the Company to terminate the Participating Executive's position as an employee.

7. DISCRETION OF COMPANY

  Any decision made or action taken by the Company, the Committee or the Board of Directors in connection with the creation, amendment, construction, administration, interpretation or effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No officer, director or member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or by any other person.

8. AMENDMENT AND DISCONTINUANCE

  The Plan may be amended, modified or terminated by the Committee at any time, and all Bonuses shall be subject to the Plan as amended from time to time, except that the Committee may not, without the approval of a Participating Executive adversely affect any rights under the Plan. No amendment, modification or termination shall be effective without the approval of the Board of Directors and/or the stockholders if such approval is necessary to comply with the applicable provisions of Section 162(m).

9. CHANGE OF CONTROL

  Notwithstanding other provisions of the Plan, in the event of a Change of Control of the Company, the Performance Period for a Participating Executive shall end on the date of the Change of Control and the Performance Target shall be adjusted to reflect the early termination of the Performance Period. If the Performance Target, as adjusted, is deemed satisfied by the Committee, the Participating Executive may receive a ratable portion of the Bonus that would have been paid if the Performance Period had not been terminated early and the Performance Target had been satisfied. The ratable portion of the Bonus shall be determined by multiplying the original Bonus by a fraction, the numerator of which is the number of months from the first day of the Performance Period to the date of the Change of Control (including any fractional month) and the denominator of which is the total number of months in the original Performance Period.

  The Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

10. SECTION 162(m) CONDITIONS

  It is the intent of the Company that the Plan and Bonuses paid under the Plan satisfy and be interpreted in a manner that satisfies any applicable requirements of Section 162(m) as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are applicable only to persons whose compensation is subject to Section 162(m).

11. NO FUNDING OF THE PLAN

  The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to any Participating Executive under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participating Executive shall be limited to those of a general unsecured creditor.

12. NON-TRANSFERABILITY

  Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void. This Section shall not apply to an assignment of a contingency or payment due after the death of a Participating Executive to such Participating Executive's legal representative or beneficiary.

13. EFFECTIVE DATE

  The effective date of the Plan shall be the date the Plan is approved by the Company's stockholders.

14. DEFINITIONS

  Any terms or provisions used herein which are defined in Section 162(m) shall have the meanings as therein defined.

15. GOVERNING LAW

  To the extent not inconsistent with the provisions of Section 162(m), the Plan shall be construed under the laws of the State of New York.

                                          CANANDAIGUA WINE COMPANY, INC.
Dated: June 23, 1997

                                          By:   /s/ Richard Sands
                                               _________________________________


                                          Title: President
                                                 _______________________________

Date of Stockholder Approval _____________

                                    ANNEX A
                                      TO

                     ANNUAL MANAGEMENT INCENTIVE PLAN

                              CERTAIN DEFINITIONS

  Capitalized terms used in the Plan shall have the meanings set forth below:

  "BONUS" means a cash payment or payment opportunity, as the context requires.

  "CAUSE" means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participating Executive is subject to a written agreement with the Company "cause" shall have the meaning set forth in that agreement.

  "CHANGE OF CONTROL" means:

    (a)there shall be consummated

      (i)any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

      (ii)any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

    (b)the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

    (c)any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more voting control of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

    (d)individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

  "CODE" means the Internal Revenue Code of 1986, as amended.

  "COMPANY" means Canandaigua Wine Company, Inc. and its Subsidiaries, except when the context indicates that only the parent company is intended.

  "COMMITTEE" means the committee appointed by the Board of Directors of the Company to administer the Plan as provided in Section 2.

  "DISABILITY" means the inability of a Participant to perform his or her duties for a period in excess of the applicable statutory short-term disability coverage provided by the Company. The date of termination with respect to Disability shall be the day following the date such short-term disability protection lapses.

  "EXTRAORDINARY ITEMS" means (a) items presented as such (or other comparable terms) on the Company's audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the "management's discussion and analysis" of the financial statements in a period report filed with the SEC under the Exchange Act.

  "PARTICIPATING EXECUTIVE" means a key employee (including any officer) of the Company or one of its Subsidiaries selected by the Committee to participate in the Plan.

  "PERFORMANCE CRITERIA" means one or more of the following performance criteria selected by the Committee with respect to any performance-based
Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets,
(i) cost reduction or control, (j) operating income or net operating income,
(k) operating margins/sales in one or more business segments or product lines,
(l) return on operating revenue, and (m) market share in one or more business segments or product lines. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company's peers.

  "PERFORMANCE PERIOD" means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

  "PERFORMANCE TARGET" means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

  "PLAN" means the Annual Management Incentive Plan of the Company, as amended from time to time.

  "RETIREMENT" means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company (which shall include entities acquired by the Company, if the Committee so determines).

  "RULES" means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

  "SECTION 162(m)" means Section 162(m) of the Code, together with the regulations promulgated thereunder, all as amended from time to time.

  "SHARES" means shares of the Company's Class A Common Stock, par value $.01 per share.

  "SUBSIDIARIES" means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

                        CANANDAIGUA WINE COMPANY, INC.

            PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK

                                     BALLOT

          The undersigned hereby appoints David S. Sorce and Thomas S. Summer, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CANANDAIGUA WINE COMPANY, INC. (the "COMPANY") owned by the undersigned at the Annual Meeting of Stockholders to be held at Chase Tower, One Chase Square, Rochester, New York, on Tuesday, July 22, 1997, at 11:00 a.m., local time, and at any adjournments thereof (the "Meeting").

          Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Meeting. Class B Stockholders, voting as a separate class, are entitled to elect four directors at the Meeting. Please refer to the Proxy Statement for details. Your Shares (if any) of the Class A Common Stock are designated "CLA" and/or "ESP" on the back of this card and your Shares
(if any) of Class B Common Stock are designated "CLB".  PLEASE SIGN ON THE
BACK.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, THIS PROXY
      ---
WILL BE VOTED FOR PROPOSALS 2 THROUGH 6.
              ---

          TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.


           CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                [SEE REVERSE SIDE]

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.

1.  Election of Directors:  To elect Directors as set forth in the Proxy
    Statement.


       CLASS A STOCKHOLDERS                      CLASS B STOCKHOLDERS

George Bresler, James A. Locke, III              Marvin Sands, Richard
                                                 Sands, Robert Sands,
                                                 Bertram E. Silk

  FOR          WITHHELD                         FOR          WITHHELD
  BOTH   [   ]   FROM   [   ]                   ALL    [   ]   FROM   [   ]
NOMINEES         BOTH                         NOMINEES         ALL
               NOMINEES                                      NOMINEES

For, except vote withheld from                For, except vote withheld from
nominee below:                                nominee(s) below:

[   ]                                         [   ]
     ------------------------------                -----------------------------





2. Proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company to Canandaigua Brands, Inc.

FOR            AGAINST             ABSTAIN
[   ]          [   ]               [    ]



3. Proposal to approve the amendment and restatement of the Stock Option and Stock Appreciation Right Plan as the Long-Term Stock Incentive Plan.

FOR            AGAINST             ABSTAIN
[   ]          [   ]               [    ]



4. Proposal to approve the Incentive Stock Option Plan.

FOR            AGAINST             ABSTAIN
[   ]          [   ]               [    ]

5. Proposal to approve the Annual Management Incentive Plan.

FOR            AGAINST             ABSTAIN
[   ]          [   ]               [    ]



6. Proposal to ratify the selection of Arthur Andersen LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending February 28, 1998.

FOR            AGAINST             ABSTAIN
[   ]          [   ]               [    ]



7. In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or at any adjournments thereof.

     [   ] MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated June 26, 1997, describing more fully the proposals set forth herein.

NOTE: Please date this Proxy and sign your name below exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and the Proxy signed by a duly authorized representative of the entity, indicating his or her title or capacity.

Signature:                                         Date:
           ---------------------------------------        ----------------------

Signature:                                         Date:
           ---------------------------------------        ----------------------